                                                                    EXHIBIT 10.1




                                CREDIT AGREEMENT



                                      among


                           MONRO MUFFLER BRAKE, INC.,
                                    Borrower


                            THE CHASE MANHATTAN BANK,
                                      Agent

                              FLEET NATIONAL BANK,
                                Syndication Agent

                                       and


                            THE LENDERS NAMED HEREIN,
                                     Lenders


                         SENIOR SECURED CREDIT FACILITY


                               SEPTEMBER 15, 1998

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
SECTION 1         DEFINITIONS AND TERMS...........................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Number and Gender of Words.....................................................................12
         1.3      Accounting Principles..........................................................................12

SECTION 2         COMMITMENT.....................................................................................12
         2.1      Facilities A and B.............................................................................12
                  2.1.1    Facility A............................................................................12
                  2.1.2   Facility B.............................................................................13
         2.2      Borrowing Procedure............................................................................13
         2.3      LC Subfacility.................................................................................14
         2.4      Swing Line Subfacility.........................................................................16
         2.5      Termination....................................................................................17

SECTION 3         TERMS OF PAYMENT...............................................................................17
         3.1      Notes and Payments.............................................................................17
         3.2      Interest and Principal Payments................................................................17
         3.3      Interest Options...............................................................................19
         3.4      Quotation of Rates.............................................................................19
         3.5      Default Rate...................................................................................19
         3.6      Interest Recapture.............................................................................19
         3.7      Interest Calculations..........................................................................20
         3.8      Maximum Rate...................................................................................20
         3.9      Interest Periods...............................................................................20
         3.10     Conversions....................................................................................20
         3.11     Order of Application...........................................................................21
         3.12     Sharing of Payments, Etc.......................................................................21
         3.13     Offset.........................................................................................21
         3.14     Booking Borrowings.............................................................................21
         3.15     Basis Unavailable or Inadequate for LIBOR......................................................21
         3.16     Additional Costs...............................................................................22
         3.17     Change in Laws.................................................................................22
         3.18     Funding Loss...................................................................................23
         3.19     Foreign Lenders................................................................................23

SECTION 4         FEES...........................................................................................23
         4.1      Treatment of Fees..............................................................................23
         4.2      Intentionally Omitted..........................................................................23
         4.3      LC Fees........................................................................................23
         4.4      Facility A Commitment Fee......................................................................24

SECTION 5         SECURITY.......................................................................................24
         5.1      Intentionally Omitted..........................................................................24
         5.2      Collateral.....................................................................................24
         5.3      Additional Security and Guaranties.............................................................24
         5.4      Financing Statements...........................................................................24

SECTION 6         CONDITIONS PRECEDENT...........................................................................24

SECTION 7         REPRESENTATIONS AND WARRANTIES.................................................................25


                                      (i)

         7.1      Purpose of Credit Facility.....................................................................25
         7.2      Corporate Existence, Good Standing, Authority and Compliance...................................25
         7.3      Subsidiaries...................................................................................25
         7.4      Authorization and Contravention................................................................25
         7.5      Binding Effect.................................................................................25
         7.6      Financial Statements; Fiscal Year..............................................................26
         7.7      Litigation.....................................................................................26
         7.8      Taxes..........................................................................................26
         7.9      Environmental Matters..........................................................................26
         7.10     Employee Plans.................................................................................26
         7.11     Properties; Liens..............................................................................26
         7.12     Location; Real Estate Interests................................................................26
         7.13     Government Regulations.........................................................................27
         7.14     Transactions with Affiliates...................................................................27
         7.15     Debt...........................................................................................27
         7.16     Material Agreements............................................................................27
         7.17     Insurance......................................................................................27
         7.18     Labor Matters..................................................................................27
         7.19     Solvency.......................................................................................27
         7.20     Trade Names....................................................................................27
         7.21     Intellectual Property..........................................................................27
         7.22     Full Disclosure................................................................................28
         7.23     Year 2000......................................................................................28

SECTION 8         AFFIRMATIVE COVENANTS..........................................................................28
         8.1      Items to be Furnished..........................................................................28
         8.2      Use of Proceeds................................................................................29
         8.3      Books and Records..............................................................................29
         8.4      Inspections....................................................................................29
         8.5      Taxes..........................................................................................29
         8.6      Payment of Obligations.........................................................................29
         8.7      Expenses.......................................................................................29
         8.8      Maintenance of Existence, Assets, and Business.................................................30
         8.9      Insurance......................................................................................30
         8.10     Preservation and Protection of Rights..........................................................30
         8.11     Environmental Laws.............................................................................30
         8.12     Subsidiaries...................................................................................30
         8.13     Indemnification................................................................................30
         8.14     Further Assurances.............................................................................31
         8.15     Change of Control..............................................................................31

                                      (ii)

SECTION 9         NEGATIVE COVENANTS.............................................................................31
         9.1      Taxes..........................................................................................31
         9.2      Payment of Obligations.........................................................................31
         9.3      Employee Plans.................................................................................31
         9.4      Debt and Debt Instruments......................................................................31
         9.5      Liens..........................................................................................31
         9.6      Transactions with Affiliates...................................................................31
         9.7      Compliance with Laws and Documents.............................................................32
         9.8      Loans, Advances and Investments................................................................32
         9.9      Dividends and Distributions....................................................................32
         9.10     Sale of Assets.................................................................................32
         9.11     Mergers and Dissolutions.......................................................................32
         9.12     Assignment.....................................................................................33
         9.13     Fiscal Year and Accounting Methods.............................................................33
         9.14     New Businesses.................................................................................33
         9.15     Government Regulations.........................................................................33
         9.16     Leases; Sale-Leasebacks........................................................................33
         9.17     Subsidiaries...................................................................................33

SECTION 10        FINANCIAL COVENANTS............................................................................33

SECTION 11        DEFAULT........................................................................................34
         11.1     Payment of Obligation..........................................................................34
         11.2     Covenants......................................................................................34
         11.3     Debtor Relief..................................................................................34
         11.4     Judgments and Attachments......................................................................34
         11.5     Government Action..............................................................................35
         11.6     Misrepresentation..............................................................................35
         11.7     [Intentionally Omitted]........................................................................35
         11.8     Material Adverse Event.  ......................................................................35
         11.9     Default Under Other Agreements.................................................................35
         11.10    LCs............................................................................................35
         11.11    Validity and Enforceability of Loan Papers.....................................................35
         11.12    Employee Benefit Plans.........................................................................35

SECTION 12        RIGHTS AND REMEDIES............................................................................35
         12.1     Remedies Upon Default..........................................................................35
         12.2     Company Waivers.  .............................................................................36
         12.3     Performance by Agent...........................................................................36
         12.4     Not in Control.................................................................................36
         12.5     Course of Dealing..............................................................................36
         12.6     Cumulative Rights..............................................................................36
         12.7     Application of Proceeds........................................................................36
         12.8     Diminution in Value of Collateral..............................................................37
         12.9     Certain Proceedings............................................................................37
         12.10    Change of Control..............................................................................37

                                     (iii)

SECTION 13        AGREEMENT AMONG LENDERS........................................................................37
         13.1     Agent..........................................................................................37
         13.2     Expenses.......................................................................................38
         13.3     Proportionate Absorption of Losses.............................................................38
         13.4     Delegation of Duties; Reliance.................................................................38
         13.5     Limitation of Agent's Liability................................................................39
         13.6     Default; Collateral............................................................................40
         13.7     Limitation of Liability........................................................................40
         13.8     Relationship of Lenders........................................................................40
         13.9     Collateral Matters.............................................................................40
         13.10    Benefits of Agreement..........................................................................41

SECTION 14        MISCELLANEOUS..................................................................................41
         14.1     Headings.......................................................................................41
         14.2     Nonbusiness Days; Time.........................................................................41
         14.3     Communications.................................................................................41
         14.4     Form and Number of Documents...................................................................41
         14.5     Exceptions to Covenants........................................................................41
         14.6     Survival.......................................................................................41
         14.7     Governing Law..................................................................................41
         14.8     Invalid Provisions.............................................................................41
         14.9     Venue; Service of Process; Jury Trial..........................................................42
         14.10    Amendments, Consents, Conflicts and Waivers....................................................42
         14.11    Multiple Counterparts..........................................................................43
         14.12    Successors and Assigns; Participations.........................................................43
         14.13    Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances....................45
         14.14    Confidentiality................................................................................45
         14.15    Entirety.......................................................................................45

                                      (iv)

                                      (v)

                                      (vi)

                             SCHEDULES AND EXHIBITS
                             ----------------------

Schedule 1                 Parties, Addresses, Committed Sums and Wiring Information
Schedule 6                 Conditions Precedent
Schedule 7.2               Jurisdictions of Incorporation and Business
Schedule 7.3               Corporate Structure
Schedule 7.7               Litigation
Schedule 7.9               Environmental Matters
Schedule 7.11              Permitted Liens
Schedule 7.12              Chief Executive Office, Location of Material Assets and Real Estate Interests
         7.12A             Monro Stores
         7.12B             Speedy Stores
Schedule 7.14              Transactions with Affiliates
Schedule 7.15              Permitted Debt
Schedule 7.16              Material Agreements
Schedule 9.10              Existing Sale\Leaseback Properties

Exhibit A                  Facility A Note
Exhibit B                  Facility B Note
Exhibit B-1                Swing Line Note
Exhibit C                  LC Request
Exhibit D                  Borrowing Request
Exhibit E                  Conversion Request
Exhibit F                  Compliance Certificate
         Annex I           Financial Covenants Calculation Worksheet
Exhibit G                  Assignment

                                     (vii)

                                CREDIT AGREEMENT
                                ----------------

         This CREDIT AGREEMENT is entered into as of September 15, 1998, among Monro Muffler Brake, Inc., a New York corporation ("BORROWER"), Lenders (defined below), The Chase Manhattan Bank, as Agent for itself and the other Lenders, and Fleet National Bank, as Syndication Agent.

         Borrower has requested Lenders to extend credit not to exceed an aggregate principal amount of $102,767,300, to be allocated as follows:

         a. A revolving facility of $77,767,300, to be funded by Lenders ("FACILITY A") and

         b. A term loan in a principal amount of $25,000,000, to be funded by Lenders ("FACILITY B").

Lenders are willing to extend the requested credit on the terms and conditions of this Agreement. Accordingly, the undersigned agree as follows:

SECTION 1         DEFINITIONS AND TERMS.

         1.1      Definitions.  As used in the Loan Papers:

         ABR means, for any day, the higher of (a) Federal Funds Rate plus fifty
(50) basis points, or (b) Prime Rate.

         ABR BORROWING means a Borrowing bearing interest at the sum of the ABR plus the Applicable Margin.

         ACCOUNTANTS mean Pricewaterhouse Coopers, LLP or other firm of independent public accountants of nationally recognized standing retained by Borrower or any other firm acceptable to the Lenders.

         ACQUISITION means the acquisition of certain assets by Borrower pursuant to the APA.

         ADJUSTED DEBT means Funded Debt, plus the product of eight (8) times Rental Payments.

         AFFILIATE means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether as general partner, through ownership of a Control Percentage of such Person or the general partner of such Person, by contract or otherwise.

         AGENT means The Chase Manhattan Bank, a national banking association, and its successor or successors as administrative agent for Lenders under this Agreement.

         AGREEMENT means this Credit Agreement, as amended, supplemented or restated from time to time in accordance with SECTION 14.10.

         APA means the Asset Purchase Agreement, dated as of April 13, 1998 among Borrower, Speedy Muffler King, Inc., Bloor Automotive, Inc., Speedy Car-X, Inc., Speedy (U.S.A.), Inc., Speedy Holding Corp., as amended, supplemented or modified prior to the Closing Date.

         APPLICABLE MARGIN means at all times during the applicable periods set forth below: (a) with respect to all LIBOR Borrowings, the applicable percentage set forth below in the column entitled "Applicable Margin for LIBOR Borrowings",
(b) with respect to all ABR Borrowings, the applicable percentage set forth below in the column entitled "Applicable Margin for ABR Borrowings" and (c) with respect to the Commitment Fee, the applicable percentage set forth below in the column entitled "Applicable Margin for Commitment Fee".

===========================================================================================================

                                                     Applicable       Applicable
                                                       Margin           Margin            Applicable
                                                      for LIBOR         for ABR              Margin
                        Period                        Borrowings       Borrowings      for Commitment Fee

===========================================================================================================
  Level I:     When the AD (less than)    2.50x            75bp             0bp                 20bp
-----------------------------------------------------------------------------------------------------------

  Level II:    When the AD (greater than) 2.50x           100bp             0bp                 25bp
-----------------------------------------------------------------------------------------------------------

 Level III:    When the AD (greater than) 3.00x           125bp             0bp                 30bp
-----------------------------------------------------------------------------------------------------------

  Level IV:    When the AD (greater than) 3.50x           150bp             25bp              37.5bp
-----------------------------------------------------------------------------------------------------------

  Level V:     When the AD (greater than) 4.00x           175bp             50bp              37.5bp

  Level VI:    When the AD (greater than) 4.50x         212.5bp             75bp                50bp
===========================================================================================================

Definition: "AD" is the abbreviation for Adjusted Debt/EBITDAR Ratio.

If equity or equity related securities of the Borrower in the amount of $25,000,000 are not in place within ninety (90) days after the Closing Date, the Applicable Margin for LIBOR Borrowings and ABR Borrowings set forth above shall increase by 12.5 basis points in every level as indicated in the table above; if such equity or equity related securities are not in place within one hundred eighty (180) days after the Closing Date, the Applicable Margin for LIBOR Borrowings and ABR Borrowings set forth above shall increase by an additional
12.5 basis points as indicated in the table above. Upon receipt of the proceeds derived from the placement of equity or equity related securities of the Borrower in the amount of $25,000,000 and application of such proceeds in accordance with SECTION 3.2(B), the increase in the Applicable Margin for LIBOR Borrowings and ABR Borrowings as set forth in this paragraph will no longer be applicable and the Applicable Margin set forth in the table above shall automatically be reinstated commencing on the next Business Day following receipt of such prepayment.

Notwithstanding anything to the contrary above, commencing on the Closing Date until six (6) months from the Closing Date, the Applicable Margin will be calculated at Level V, as adjusted in accordance with the above paragraph with respect to the equity or equity related securities. Commencing at the end of six
(6) months from the Closing Date, the Applicable Margin will be calculated based on Adjusted Debt to EBITDAR Ratio as set forth in this Agreement.

Adjusted Debt and EBITDAR are calculated for the most recently-completed Four Quarter Period and the ratio of Adjusted Debt to EBITDAR is calculated as of the last day of such Four Quarter Period. The Applicable Margin, as adjusted to reflect such calculations, shall become effective on the date of receipt by the Agent of the Compliance Certificate applicable to such Four Quarter Period. If Borrower fails to timely furnish to Agent the Current Financials and any related Compliance Certificate or, if for some other reason, a new Applicable Margin for a current period cannot be calculated, then the Applicable Margin in effect on the last day of the last Four Quarter Period for which the ratio of Adjusted Debt to EBITDAR was calculated shall remain in effect until a new Applicable Margin can be calculated, which new Applicable Margin shall become effective as provided in the immediately preceding sentence.

         ARRANGER means Chase Securities, Inc. as Arranger and book manager.

         BORROWER is defined in the preamble to this Agreement.

         BORROWING means (without duplication) any amount disbursed by (a) one or more Lenders to or on behalf of Borrower under the Loan Papers, whether such amount constitutes an original disbursement of funds, the continuation of an amount outstanding under Facility A or Facility B or under the Swing Line Subfacility or the financing of a LC reimbursement obligation under Facility A or (b) any Lender in accordance with, and to satisfy the obligations of any Company under, any Loan Paper.

         BORROWING DATE means for any Borrowing the date for which funds are requested by Borrower.

         BORROWING REQUEST means a request substantially in the form of the attached EXHIBIT D.

         BUSINESS DAY means (a) for all purposes, any day other than Saturday, Sunday, and any other day that commercial banks are authorized by Law to be closed in New York, New York and (b) for purposes of any LIBOR Rate Borrowing, a day that satisfies the requirements of clause (a) and is a day that commercial banks are open for domestic or international business in London.

         CAPEX means, for any Four Quarter Period, capital expenditures for fixed or capital assets that are required to be capitalized on a balance sheet prepared in accordance with GAAP minus any net proceeds of allowable sale/leasebacks permitted by SECTION 9.16.

         CAPITALIZED LEASE means any lease the obligation for Rental Payments with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

         CASH EQUIVALENTS means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government of any agency thereof, (b) certificates of deposit, time deposits, overnight bank deposits, bankers acceptances and repurchase agreements of any commercial bank which has capital and surplus in excess of $100,000,000 having maturities of one year or less from the date of acquisition,
(c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Ratings Group or P-2 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments, (d) money market accounts or funds with or issued by "Qualified Issuers", (e) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above, (f) demand deposit accounts maintained in the ordinary course of business with any bank, or with any bank that is not a bank, not in excess of $100,000 in the aggregate on deposit with any such bank, and (g) marketable securities of the same or similar type as owned by Borrower as of July 31, 1998, the aggregate actual purchase price of which shall not exceed $100,000 at any time.

         CHANGE OF CONTROL shall mean the occurrence of one or more of the following: (a) until Borrower hires a Chief Executive Officer, members of the Ownership Group ceasing to own in the aggregate, directly or indirectly, beneficially or of record, at least (i) sixty percent (60%) of the Preferred Stock, issued and outstanding at any time or (ii) fifteen percent (15%) of the Common Stock, issued and outstanding at any time, or (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group, other than the Ownership Group, of (i) shares representing more than thirty-five percent (35%) of the Common Stock, issued and outstanding at any time or (ii) more than sixty percent (60%) of the Preferred Stock, issued and outstanding at any time, or (c) the occupancy of a majority of the seats (other than vacant seats) on the board of directors of Borrower or any Subsidiary of Borrower by persons who were neither (i) nominated by the board of directors of Borrower nor (ii) appointed by directors so nominated. As used in this definition of "Change of Control," terms defined in the Securities Exchange Act of 1934 or the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof shall have the respective meanings ascribed to them therein.

         CLOSING DATE means the date this Agreement and the Loan Papers are fully executed and delivered.

         CODE means the Internal Revenue Code of 1986, as amended from time to time, and related rules and regulations promulgated thereunder by the Internal Revenue Service.

         COLLATERAL is defined in SECTION 5.2.

         COMMITMENT FEE is defined in SECTION 4.4.

         COMMITMENT USAGE means, at any time, for each Lender, the sum of its Facility A Commitment Usage and its Facility B Principal Debt.

         COMMITTED SUM means, with respect to each Lender, the several obligation of such Lender to lend to Borrower one or more Borrowings in the aggregate principal amounts (which amount is subject to reduction and cancellation as provided in this Agreement) stated beside such Lender's name for Facility A and Facility B on SCHEDULE 1 as most recently amended under this Agreement.

         COMMON STOCK means the Borrower's common stock, $.01 par value per share.

         COMPANY OR COMPANIES means, at any time, Borrower and each of its Subsidiaries.

         COMPLIANCE CERTIFICATE means a certificate substantially in the form of the attached EXHIBIT F and signed by a Responsible Officer.

         CONTROL PERCENTAGE means, with respect to any Person (a) in the case of a corporation, the percentage of the outstanding capital stock of such Person having ordinary voting power which gives the direct or indirect holder of such stock the power to elect a majority of the Board of Directors of such Person and
(b) in the case of a limited partnership, the percentage of the outstanding limited partnership interests of such Person which gives the direct or indirect holder of such limited partnership interests the power to remove the general partner or partners of such Person or to take actions reserved for the limited partners under the applicable limited partnership act.

         CONVERSION REQUEST means a request substantially in the form of the attached EXHIBIT E.

         CURRENT FINANCIALS means, at any time, the consolidated Financial Statements of Borrower and its Subsidiaries most recently delivered to Agent under SECTIONS 8.1(A) or 8.1(B), as the case may be.

         DEBT means (without duplication), for any Person, (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) obligations of such Person to pay the deferred purchase price of property or services; (d) obligations of such Person as lessee under Capitalized Leases required to be capitalized under GAAP; (e) reimbursement obligations in respect of bonds or letters of credit; (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) of such Person to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness of others of the kinds referred to in clauses (a) through (e) above; and (g) indebtedness of others of the kinds referred to in clauses (a) through (f) secured by any Lien on or in respect of any property of such Person whether or not assumed by such Person; provided, however, that all trade accounts payable and accrued expenses incurred in the ordinary course of business of such Person and not overdue shall be excluded from the foregoing.

         DEBTOR RELIEF LAWS means Title 11 of the United States Code and all other applicable state or federal liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar Laws affecting creditors' Rights in effect from time to time.

         DEFAULT is defined in SECTION 11.

         DEFAULT RATE means an annual rate of interest equal from day to day to the lesser of (a) (i) for the principal of all Borrowings, the applicable interest rate for such Borrowing plus 2%, or (ii) the then-existing ABR plus 2% of all fees, interest and other amounts due hereunder and (b) the Maximum Rate.

         DISTRIBUTION means, with respect to any shares of any capital stock or other equity securities or other interests issued by a Person, (a) the retirement, redemption, purchase or other acquisition for value of those securities by such Person, (b) the declaration or payment of any dividend on or with respect to those securities by such Person (except distributions in the form of such securities), (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

         DOLLARS and $ means lawful money of the United States of America.

         EBITDAR means, as determined, on a rolling twelve month basis and in respect of any Person the sum of (i) the Net Income of such Person, plus (ii) the Interest Expense of such Person for such period as determined in accordance with GAAP and as such item is reported on such Person's financial statements,
(iii) the income tax expense of such Person for such period, (iv) the amount reported as the depreciation of the assets of such Person for such period, computed in accordance with GAAP, and as such item is used in the computation of such Person's Net Income for such period, (v) the amount reported as the amortization of intangibles for such Person for such period, computed in accordance with GAAP, and as such item is used in the computation of such Person's Net Income for such period, and (vi) Rental Payments.

         EMPLOYEE PLAN means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by any Company.

         ENVIRONMENTAL LAW means any Law that relates to the pollution or protection of the environment or to Hazardous Substances.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, and related rules and regulations.

         FACILITIES means, collectively, Facility A and Facility B.

         FACILITY A is defined in the preamble to this Agreement.

         FACILITY A COMMITMENT USAGE means, at any time, the sum of (a) the Facility A Principal Debt, whether under the Swing Line Subfacility or otherwise, plus (b) the LC Exposure.

         FACILITY A COMMITTED SUM means, at any time, the sum of all Committed Sums for all Lenders under Facility A (as reduced or cancelled under this Agreement) then in effect.

         FACILITY A MATURITY DATE means the earlier of (a) September 15, 2003, and (b) the effective date that Lenders' commitments to lend under Facility A are otherwise cancelled or terminated in accordance with this Agreement.

         FACILITY A NOTE means a promissory note substantially in the form of the attached EXHIBIT A.

         FACILITY A PRINCIPAL DEBT means, at any time, the unpaid principal balance of all Borrowings under Facility A.

         FACILITY B is defined in the preamble to this Agreement.

         FACILITY B COMMITTED SUM means, at any time, the sum of all Committed Sums for all Lenders under Facility B (as reduced or cancelled under this Agreement) then in effect.

         FACILITY B MATURITY DATE means the earlier of (a) September 15, 2003 or
(b) the acceleration of maturity of Facility B in accordance with SECTION 12 of this Agreement.

         FACILITY B NOTE means a promissory note substantially in the form of the attached EXHIBIT B.

         FACILITY B PRINCIPAL DEBT means, at any time, the unpaid principal balance of all Borrowings under Facility B.

         FEDERAL FUNDS RATE means, on any day, the weighted average (rounded upwards, if necessary, to the nearest 0.01%) equal to the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York on the next successive Business Day; provided, however, that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be the rate for such transactions on the next preceding Business Day as published on the next successive Business Day or, (ii) if those rates are not published for any Business Day, the Federal Fund Rate shall be the average of the quotations at approximately 10:00 a.m. on such Business Day received by Agent from three federal funds brokers of recognized standing selected by Agent in its reasonable discretion.

         FINANCIAL HEDGE means a swap, collar, floor, cap, or other contract between any Company and any Lender or another Person reasonably acceptable to Majority Lenders, which is intended to reduce or eliminate the risk of fluctuations in interest rates and which is legal and enforceable under applicable Law.

         FINANCIAL STATEMENTS of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP, (b) except as stated in SECTION 1.3, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year, as applicable, and (c) on a consolidated basis if that Person had any consolidated Subsidiaries during the applicable period.

         FIXED COVERAGE RATIO means, as determined, on a rolling twelve month basis the ratio of (a) EBITDAR minus CAPEX for such period, to (b) (i) Rental Payments, plus (ii) Interest Expense due in respect of Debt for such period of Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

         FOUR QUARTER PERIOD means a period of four full consecutive fiscal quarter-annual periods, taken together as one accounting period; provided, however, for the (a) first fiscal quarter period following the Closing Date and ending on December 31, 1998, the income statement times four (4) annualized shall be utilized; (b) second fiscal quarter period following the Closing Date and ending March 31, 1999, the six (6) months income statement times two (2) annualized shall be utilized; and (c) third fiscal quarter period following the Closing Date and ending June 30, 1999, the nine (9) months income statement divided by three (3) then multiplied times four (4) annualized shall be utilized.

         FUNDED DEBT means, when determined, on a rolling twelve-month basis, calculated using the month-end balance for each month on a consolidated basis for the Companies in accordance with GAAP: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, and (c) obligations of such Person as lessee under Capitalized Leases; excluding notes generated in the ordinary course of business payable within one year not to exceed $1,000,000, trade payables and accrued expenses; provided however, the calculation for the period commencing with the Closing Date and ending twelve months thereafter, shall be based on the average of the month-end balance for the months elapsed since the Closing Date.

         FUNDING LOSS means, without duplication, (a) the administrative or reemployment costs customarily charged by any Lender (consistent with such Lender's policies with respect to its other customers) when (i) Borrower fails or refuses (for any reason other than Lender's failure to comply with this Agreement) to take any Borrowing that it has requested under this Agreement, or
(ii) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, before the last day of the applicable Interest Period, plus (b) an amount equal to the excess, if any, of the amount of interest that would have accrued on the Borrowing at the elected interest rate during the remainder of the applicable Interest Period (but for such failure, refusal, payment, prepayment or conversion) over the amount of interest that would accrue on the same Type of Borrowing for an interest period of the same duration as the remainder of the applicable Interest Period.

         GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time, applied on a basis consistent with those used in preparation of the audited consolidated financial statements referred to in PARAGRAPH (F) of SCHEDULE 6 (except for changes concurred in by Borrower's Accountants).

         HAZARDOUS SUBSTANCE means any substance (a) the presence of which requires removal, remediation, or investigation under any Environmental Law, or
(b) that is defined or classified as a hazardous waste, hazardous material, pollutant, contaminant or toxic or hazardous substance under any Environmental Law.

         INTEREST EXPENSE means, in respect of a Person, for any Four Quarter Period, all interest paid or accrued and amortization of debt discount with respect to all Funded Debt of such Person for such period (after giving effect to the net cost associated with all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, or other financial arrangements designed to protect such Person against fluctuations in interest rates) and after giving credit for interest income and construction period interest income.

         INTEREST PERIOD is determined in accordance with SECTION 3.9.

         LAWS means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions and interpretations of any Tribunal, as in effect from time to time.

         LC means a letter of credit (in such form as shall be customary in respect of obligations of a similar nature) issued by Agent under this Agreement and under an LC Agreement.

         LC AGREEMENT means a letter of credit application and reimbursement agreement (in form and substance satisfactory to Agent) submitted by Borrower to Agent for a letter of credit for the account of any Company.

         LC EXPOSURE means, at any time, (without duplication) the sum of (a) the aggregate undrawn and uncancelled portions of all outstanding LCs plus (b) the aggregate unpaid reimbursement obligations of Borrower under drawings or drafts under any LC, excluding Borrowings to fund such reimbursement obligations under SECTION 2.3(C).

         LC REQUEST means a request substantially in the form of the attached EXHIBIT C.

         LEASE FACILITY FUND has the meaning set forth in SECTION 2.1.1.

         LENDER LIENS means Liens in favor of Lenders, or Agent on behalf of Lenders, securing any of the Obligation.

         LENDERS means the financial institutions named on the attached SCHEDULE 1 or on the most recently amended SCHEDULE 1, if any, delivered by Agent under this Agreement, and, subject to this Agreement, their respective successors and assigns (but not any Participant who is not otherwise a party to this Agreement).

         LIBOR RATE BORROWING means a Borrowing bearing interest at the sum of the LIBOR Rate plus the Applicable Margin.

         LIBOR RATE means, for any LIBOR Rate Borrowing, for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; divided by one minus the Reserve Percentage (expressed as a decimal) applicable to the relevant Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

         LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

         LITIGATION means any action by or before any Tribunal.

         LOAN PAPERS means (a) this Agreement, certificates and reports delivered under this Agreement, and exhibits and schedules to this Agreement,
(b) the Notes and all agreements, documents and instruments in favor of Agent or Lenders (or Agent on behalf of Lenders) ever delivered in connection with or under this Agreement or otherwise delivered in connection with all or any part of the Obligation, (c) all LCs and LC Agreements, (d) any Financial Hedge between any Company and any Lender, and (e) all renewals, extensions and restatements of, and amendments and supplements to, any of the foregoing.

         MAJORITY LENDERS means any combination of Lenders holding at least (a) 66-2/3% of the Total Commitment, if no Principal Debt or LC Exposure is outstanding, or (b) 66-2/3% of the Total Commitment Usage if any Principal Debt or LC Exposure is outstanding.

         MATERIAL ADVERSE EVENT means any circumstance or event that, individually or collectively with other circumstances or events, reasonably is expected to result in any (a) impairment of the ability of any Company to perform any of its payment or other material obligations under any Loan Paper,
(b) impairment of the ability of Agent or any Lender to enforce (i) any of the material obligations of any Company under this Agreement or (ii) any of their respective Rights under the Loan Papers, or (c) material and adverse effect on the business, assets, property or condition (financial or otherwise) of the Companies as a whole as represented to Lenders in the Current Financials.

         MATERIAL AGREEMENT means, for any Person, any agreement (excluding purchase orders for material or inventory in the ordinary course of business) to which that Person is a party, by which that Person is bound, or to which any assets of that Person may be subject, and that is not cancelable by that Person upon thirty (30) or fewer days' notice without liability for further payment other than nominal penalty, and that requires that Person to pay more than $1,000,000 during any 12-month period.

         MATURITY DATE means, as applicable, the Facility A Maturity Date, the Facility B Maturity Date or the Swing Line Maturity Date.

         MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Law, such Lender is permitted to contract for, charge, take, reserve or receive on the Obligation.

         MINORITY INTERESTS means any shares of stock of any class of a Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Borrower and/or one or more of its Wholly-Owned Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in Preferred Stock.

         MULTIEMPLOYER PLAN means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code to which any Company (or any Person that, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of Section 414 of the Code) is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         NET INCOME means, in respect of a Person, the net income of such Person computed in accordance with GAAP and as such item is reported from time to time on such Person's statement of income and retained earnings (or similar statement) (after deduction for payment of all taxes).

         NON-U.S. LENDER is defined in SECTION 3.19.

         NOTES means all outstanding and unpaid Facility A Notes, Facility B Notes and the Swing Line Note.

         OBLIGATION means all present and future indebtedness and obligations, and all renewals, increases and extensions thereof, or any part thereof, now or hereafter owed to Agent or any Lender by any Company under any Loan Paper, together with all interest accruing thereon, fees, costs and expenses (including, without limitation, all attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Papers or in connection with the protection of Rights under the Loan Papers.

         OWNERSHIP GROUP means Peter J. Solomon, Donald Glickman, Richard Solomon and their spouses or lineal descendants, or any estate of such parties or any trust of which any of the foregoing are the exclusive beneficiaries.

         PARTICIPANT is defined in SECTION 14.12(B).

         PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established under ERISA.

         PERMITTED DEBT means Debt described on the attached SCHEDULE 7.15.

         PERMITTED LIENS means Liens described on the attached SCHEDULE 7.11.

         PERSON means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof, or any trustee, receiver, custodian or similar official.

         POTENTIAL DEFAULT means the occurrence of any event or the existence of any circumstance that would, upon notice or lapse of time or both, become a Default.

         PREFERRED STOCK means the Borrower's Class C Convertible Preferred Stock, $1.50 par value per share.

         PRIME RATE means, for any day, the rate of interest announced publicly from time to time by Chase, after taking into account such factors as Agent shall in its sole discretion deem appropriate, as its prime rate in effect at its principal office in New York, New York automatically fluctuating upward and downward with and at the time specified in each such announcement without special notice to Borrower or any other Person. However, Agent's prime rate may
(i) be one of several interest rates, (ii) serve as a basis upon which effective rates of interest are from time to time calculated for loans referring to the prime rate, and (iii) not be Agent's lowest lending interest rate. Agent may from time to time make various loans at rates of interest having no relationship to such prime rate.

         PRINCIPAL DEBT means, at any time, the unpaid principal balance of all Borrowings.

         PRO RATA and PRO RATA PART means, when determined for any Lender, (a) if there is no Principal Debt or LC Exposure, the proportion (stated as a percentage) that such Lender's Committed Sum bears to the Total Commitment, or
(b) if there is any Principal Debt or LC Exposure, the proportion (stated as a percentage) that the sum of (i) the Principal Debt owed to such Lender and (ii) and (without duplication) the LC Exposure of such Lender, bears to the (x) aggregate Principal Debt owed to and (y) (without duplication) the LC Exposure of all Lenders.

         PURCHASER is defined in SECTION 14.12(C).

         QUALIFIED ISSUER means any commercial bank (a) which has capital and surplus in excess of $100,000,000 and (b) the outstanding long term debt securities of which are rated at least A-2 by Standard & Poors Ratings Group or at least P-2 by Moody's Investors Service, Inc., or carry an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments.

         REGULATION D means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         REGULATION U means Regulation U of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         RENTAL PAYMENTS means, as determined, on a rolling twelve month basis ending on the last day of the accounting period covered by the consolidated financial statements of Borrower and its Subsidiaries, and delivered pursuant to this Agreement, the dollar amount of the fixed payments which Borrower or its Subsidiaries are required to make by the terms of any lease to its landlords during such period; (a) excluding, however (i) rentals under Capitalized Leases,
(ii) maintenance, repairs, taxes and other similar charges included in such payments, and (iii) amounts constituting step rent in accordance with GAAP, and
(b) less (x) rental income and (y) amortization of deferred gains on sale-leasebacks, such amortization not to exceed $1,000,000 for purposes hereto; provided however, the calculation for the period commencing with the Closing Date and ending twelve months thereafter, shall be based on (1) the Four Quarter Period for all lease or ground lease payments which the Borrower or its Subsidiaries are required to make to Brazos Automotive Properties, L.P., as lessor under the operating lease with Monro Leasing, LLC, and (2) the average of all lease or ground lease payments which Borrower or its Subsidiaries are required to make in connection with properties acquired under the APA.

         REPORTABLE EVENT means an event described in Section 4043 of ERISA excluding any such event for which the notice requirement is waived under applicable regulations of the PBGC.

         REPRESENTATIVES means representatives, officers, directors, employees, attorneys and agents.

         RESERVE PERCENTAGE means, for all Lenders of a LIBOR Rate Borrowing for the relevant Interest Period, the weighted average of the Reserve Requirements, if any, incurred by each Lender on its Pro Rata Part of such Borrowing.

         RESERVE REQUIREMENT means, with respect to any LIBOR Rate Borrowing for the relevant Interest Period, the maximum aggregate reserve requirements (including all basic, supplemental, emergency, special, marginal and other reserves required by applicable Law) applicable to a member bank of the Federal Reserve System for eurocurrency fundings or liabilities.

         RESPONSIBLE OFFICER means the chairman, president, senior vice-president, executive vice-president, chief executive officer or chief financial officer of Borrower.

         RIGHTS means rights, remedies, powers, privileges and benefits.

         SECURITY DOCUMENTS means, collectively, any security agreement, pledge agreement, mortgage, deed of trust or other agreement or document, together with all related financing statements and stock powers, in form and substance satisfactory to Agent and its legal counsel, executed and delivered by any Person in connection with this Agreement to create a Lender Lien on any of its real or personal property, as amended, supplemented or restated from time to time.

         SOLVENT means, as to a Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

         SUBSIDIARY of any Person means any entity of which at least 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person.

         SWING LINE BORROWING means any Borrowing under the Swing Line Subfacility.

         SWING LINE MATURITY DATE means the earlier of (a) September 15, 2003 or
(b) the date of the acceleration of maturity of the Swing Line Subfacility in accordance with Section 12.

         SWING LINE NOTE means a promissory note substantially in the form of the attached EXHIBIT B-1, as amended, supplemented, and restated.

         SWING LINE SUBFACILITY means the facility under Facility A described in
SECTION 2.4.

         SYNDICATION AGENT means Fleet National Bank, and its successors or successors as syndication agent under this Agreement.

         TANGIBLE ASSETS of any Person means, as of the date of any determination thereof, the total amount of all assets of such Person (less depreciation, depletion and other properly deductible valuation reserves) after deducting the following: good will, patents, trade names, trade marks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets (other than prepaid insurance and deferred taxes), any write up in the book value of any asset resulting from a revaluation thereof subsequent to December 31, 1998, and such other assets as are properly classified as "intangible assets" in accordance with GAAP.

         TANGIBLE NET WORTH means as of the date of any determination thereof, the sum of the capital stock of all classes, paid-in-capital and surplus accounts (net of treasury shares) plus (or minus in the case of a deficit) the retained earnings of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, after elimination of Minority Interests, less all assets which are not Tangible Assets.

         TAXES means, for any Person, taxes, assessments or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises or assets.

         TOTAL COMMITMENT means, at any time, the sum of the Facility A Committed Sum and the Facility B Committed Sum.

         TOTAL COMMITMENT USAGE means, at any time, the sum of (a) the Facility A Commitment Usage and (b) the Facility B Principal Debt.

         TRIBUNAL means any (a) local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel having binding authority with respect to any party to be bound thereby pursuant to a written agreement entered into by such party, or (c) central bank.

         TYPE means any type of Borrowing determined with respect to the applicable interest option.

         UCP means the Uniform Customs and Practices for Documentary Credit (1993 version), International Chamber of Commerce Publication No. 500 (as amended or modified from time to time).

         WHOLLY-OWNED SUBSIDIARY means a Subsidiary owned 100% by Borrower.

         1.2 NUMBER AND GENDER OF WORDS. The singular includes the plural where appropriate and vice versa, and words of any gender include each other gender where appropriate.

         1.3 ACCOUNTING PRINCIPLES. Unless otherwise stated, (a) GAAP determines all accounting and financial terms and compliance with financial covenants, (b) all accounting principles applied in a current period must be consistent in all material respects with those applied during the preceding comparable period, unless (i) the Borrower shall have objected in writing to determining such compliance on such basis within ten (10) days of delivery to the Agent of the financial statements relating to such period, or (ii) the Majority Lenders shall so object in writing within thirty (30) days after receipt of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under SECTION 8.1 hereof, shall mean the Current Financials), and (c) the Borrower shall deliver to the Agent at the same time as the delivery of any annual or quarterly financial statement under SECTION 8.1 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of PARAGRAPH (A) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

SECTION 2         COMMITMENT.

         2.1 FACILITIES A AND B. Subject to the provisions in the Loan Papers, each Lender severally and not jointly agrees to lend to Borrower under Facility A and under Facility B on the following conditions:

                  2.1.1 FACILITY A. Each Lender agrees to lend to Borrower its Pro Rata Part of one or more Borrowings under Facility A which Borrower may borrow, repay and reborrow under this Agreement;

                           (a) Each Borrowing under Facility A must occur on a Business Day and no later than the Business Day immediately preceding the Facility A Maturity Date;

                           (b) Each Borrowing must be in an amount not less than (i) $1,000,000 or a greater integral multiple of $100,000 (if an ABR Borrowing other than a Swing Line Borrowing) or
                  (ii) $2,000,000 or a greater integral multiple of $100,000 (if a LIBOR Rate Borrowing);

                           (c) When determined, (i) the Facility A Commitment Usage may not exceed the Facility A Committed Sum, (ii) no Lender's Pro Rata Part of the Facility A Commitment Usage may exceed such Lender's Facility A Committed Sum, and (iii) the Facility A Commitment Usage, when aggregated with the Facility B Principal Debt may not exceed the Total Commitment;

                           (d) The Borrower shall make a Borrowing under Facility A on the Closing Date in an amount sufficient to refinance its existing revolving credit facility with The Chase Manhattan Bank, as Agent; and

                           (e) The principal amount of $2,512,300 of the Facility A Committed Sum shall be available to Borrower from the date hereof until March 15, 1999, (the "LEASE FACILITY FUND") at which time the Facility A Committed Sum shall be permanently reduced by the Lease Facility Fund and no amounts of the Lease Facility Fund may be drawn by Borrower thereafter. Borrowings from the Lease Facility Fund shall be used solely for the purchase by Borrower of certain designated properties approved by Agent and subject to the lease agreements between Monro Leasing, LLC, a Delaware limited liability company, and a Wholly Owned Subsidiary of Borrower, as Lessee, and Brazos Automotive Properties, L.P., as Lessor.

                  2.1.2 FACILITY B. Each Lender agrees to lend to Borrower its Pro Rata Part of one Borrowing under Facility B, a term loan under which Borrower may borrow and may repay or prepay under the terms of this Agreement, but under which a Borrowing, after it has been paid or prepaid, may not be reborrowed.
         Borrowings are subject to the following conditions:

                           (a) The Borrowing under Facility B must occur on the Closing Date;

                           (b) The Borrowing must be in an amount equal to the Facility B Committed Sum; and

                           (c) The Facility B Principal Debt may not exceed the Facility B Committed Sum.

         2.2 BORROWING PROCEDURE. The following procedures apply to Borrowings other than Swing Line Borrowings (see SECTION 2.4) and drawings under an LC (see
SECTION 2.3):

                  (a) Borrower may request a Borrowing by submitting to Agent a Borrowing Request. The Borrowing Request must be received by Agent no later than (i) 12:00 noon on the third Business Day preceding the Borrowing Date for any LIBOR Rate Borrowing or (ii) 11:00 a.m. on the Borrowing Date for any ABR Borrowing. Agent shall promptly notify each Lender of its receipt of any Borrowing Request and its contents. A Borrowing Request is irrevocable and binding on Borrower.

                  (b) By 2:00 p.m. on the applicable Borrowing Date, each Lender shall remit its Pro Rata Part of each requested Borrowing by wire transfer to Agent pursuant to Agent's wire transfer instructions on SCHEDULE 1 (or as otherwise directed by Agent) in funds that are available for immediate use by Agent. Subject to receipt of such funds, Agent shall make such funds available to Borrower as directed in the Borrowing Request (unless it has actual knowledge that any applicable condition precedent either has not been satisfied by Borrower or has been waived by Majority Lenders).

                  (c) Absent contrary written notice from a Lender, Agent may assume that each Lender has made its Pro Rata Part of the requested Borrowing available to Agent on the applicable Borrowing Date, and Agent may, in reliance upon such assumption (but is not required to), make available to Borrower a corresponding amount. If a Lender fails to make its Pro Rata Part of any requested Borrowing available to Agent on the applicable Borrowing Date, Agent may recover the applicable amount on demand (i) from that Lender, together with interest at the Federal Funds Rate for the period commencing on the date the amount was made available to Borrower by Agent and ending on (but excluding) the date Agent recovers the amount from that Lender, or (ii), if that Lender fails to pay its amount upon demand, then from Borrower, together with interest at an annual interest rate equal to the rate applicable to the requested Borrowing for the period commencing on the Borrowing Date and ending on (but excluding) the date Agent recovers the amount from Borrower. No Lender is responsible for the failure of any other Lender to make its Pro Rata Part of any Borrowing.

         2.3      LC SUBFACILITY.

                  (a) Subject to the terms and conditions of this Agreement and applicable Law, Agent agrees to issue LCs under Facility A upon Borrower's delivery of an LC Request and a duly executed LC Agreement, each of which must be received by Agent no later than 12:00 noon on the third Business Day before the requested LC is to be issued; provided that the LC Exposure may not exceed $7,000,000 and the Facility A Commitment Usage may not exceed the Facility A Commitment Sum. Each LC must expire no later than the earlier of five (5) days before the Facility A Maturity Date and one (1) year after such LC's issuance (provided that, LCs may, if so requested by Borrower, be self-extending with up to one hundred twenty (120) days cancellation notice by Agent to beneficiary).

                  (b) Immediately upon Agent's issuance of any LC, Agent shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from Agent, without recourse or warranty, an undivided interest and participation (to the extent of such Lender's Pro Rata Part of the Facility A Commitment Sum) in the LC and all applicable Rights of Agent in the LC (other than Rights to receive certain fees provided for in SECTION 4.3). Agent agrees to provide a copy of each LC to each other Lender promptly after issuance. However, Agent's failure to promptly send to Lenders a copy of an issued LC shall not affect the rights and obligations of Agent and Lenders under this Agreement.

                  (c) To induce Agent to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse Agent (i) within one (1) Business Day after Borrower receives notice from Agent that any draft or draw request has been properly presented under any LC, or, if the draft of draw request is for payment at a future date, within one (1) Business Day before the payment date specified in the draw request, the amount paid or to be paid by Agent and (ii) promptly, upon demand, the amount of any additional fees Agent customarily charges for the application and issuance of an LC, for confirming, negotiating or amending LC Agreements, for honoring drafts and draw requests, and taking similar action in connection with letters of credit. If Borrower does not timely pay or reimburse Agent for any drafts or draw requests paid or to be paid, Agent shall fund Borrower's reimbursement obligations as an ABR Borrowing under Facility A and the proceeds of the Facility A ABR Borrowing shall be advanced directly to Agent to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced under Facility A for the immediately preceding sentence to fund the reimbursement obligations as a Borrowing under Facility A, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's reimbursement obligations shall accrue interest (x) at the ABR plus the Applicable Margin from the date Agent pays the applicable draft or draw request through the date Agent is paid or reimbursed by Borrower and, (y) if funds are not advanced under Facility A, at the Default Rate from the date Agent pays the applicable draft or draw request through the date Agent is paid or reimbursed by Borrower. Borrower's obligations under this SECTION 2.3(C) are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that Borrower may have at any time against Agent or any other Person. Agent shall promptly distribute reimbursement payments received from Borrower to all Lenders according to their Pro Rata Part of the Facility A Commitment Sum.



                  (d) Agent shall promptly notify Borrower of the date and amount of any draft or draw request presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this Agreement). Agent shall pay the requested amount upon presentment of a draft or draw request unless presentment on its face does not comply with the terms of the applicable LC. When making payment, Agent may disregard (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Agent is not liable for any of those obligations). Borrower's reimbursement obligations to Agent and Lenders, and each Lender's obligations to Agent, under this SECTION 2.3 are absolute and unconditional irrespective of, and Agent is not responsible for, (1) the validity, enforceability, sufficiency, accuracy or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent or forged), (2) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims or other Rights against Agent, any Lender or any other Person, or (iii) the occurrence of any Potential Default or Default.

                  (e)   If Borrower fails to reimburse Agent as provided in
         SECTION 2.3(C) and funds are not advanced under Facility A to satisfy the reimbursement obligations, Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Pro Rata Part of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Agent in immediately available funds its Pro Rata Part of the unpaid reimbursement obligation. Such funds are due and payable to Agent before the close of business on (i) the Business Day Agent gives notice to each Lender of Borrower's reimbursement failure if the notice is received by a Lender before 2:00 p.m. in the time zone where such Lender's office listed on
         SCHEDULE 1 is located, or (ii) on the next succeeding Business Day after the Business Day Agent gives notice to each Lender of Borrower's reimbursement failure, if notice is received after 2:00 p.m. in the time zone where such Lender's office listed on SCHEDULE 1 is located. All amounts payable by any Lender accrue interest at the Federal Funds Rate from the day the applicable draft or draw is paid by Agent to (but not including) the date the amount is paid by the Lender to Agent.

                  (f) Borrower acknowledges that each LC is deemed issued upon delivery to the beneficiary or Borrower. If Borrower requests that any LC be delivered to Borrower rather than the beneficiary, and Borrower subsequently cancels that LC, Borrower agrees to return it to Agent together with Borrower's written certification that it has never been delivered to the beneficiary. If any LC is delivered to the beneficiary under Borrower's instructions, Borrower's cancellation is ineffective without Agent's receipt of the LC and the beneficiary's written consent to the cancellation.

                  (g) Agent agrees with each Lender that it will examine all documents with reasonable care to ascertain that they appear on their face to be in accordance with the terms and conditions of the LC. Each Lender and Borrower agree that, in paying any draft or draw under any LC, Agent has no responsibility to obtain any document (other than any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy or genuineness or the authority of any Person delivering it. Neither Agent nor its Representatives will be liable to any Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay or omission taken or suffered by Agent or any of its Representatives in connection with any LC, applicable draws, drafts or documents, or the transmission, dispatch or delivery of any related message or advice, if in conformity with applicable Laws and in accordance with the standards of care specified in the UCP, is binding upon the Companies and Lenders. Agent is not liable to any Company or any Lender for any action taken or omitted by Agent or its Representative in connection with any LC in the absence of gross negligence or willful misconduct.

                  (h) On the Facility A Maturity Date, upon a termination under SECTION 2.5, during the continuance of a Default under SECTION 11.3, or upon any demand by Agent during the continuance of any other Default, Borrower shall provide to Agent, for the benefit of Lenders, cash collateral in an amount equal to the then-existing LC Exposure. Any cash collateral provided by Borrower to Agent in accordance with this SECTION 2.3(H) shall be deposited by Agent in an interest bearing cash collateral account maintained with Agent at the office of Agent and invested in obligations issued or guaranteed by the United States and, upon the surrender of any LC, Agent shall deliver the appropriate funds on deposit in such collateral account to Borrower together with interest accrued on such funds.

                  (i) BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE AGENT, EACH LENDER AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, ANY CANCELLATION OF ANY LC BY BORROWER, OR THE FAILURE OF AGENT TO HONOR A DRAFT OR DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE TRIBUNAL. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION SET FORTH IN THIS PARAGRAPH SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

                  (j) Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this Agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this Agreement, drafts and draws under each LC are part of the Obligation, and the terms of this Agreement control any conflict between the terms of this Agreement and any LC Agreement.

         2.4      SWING LINE SUBFACILITY.

                  (a) For the convenience of the parties, the Agent, solely for its own account, may make any requested Borrowing of not less than $500,000 (or a greater integral multiple of $100,000) directly to Borrower as a Swing Line Borrowing without requiring each other Lender to fund its Pro Rata Part thereof unless and until SECTION 2.4(B) is applicable. Swing Line Borrowings are subject to the following conditions:

                           (i) Each Swing Line Borrowing must occur on a Business Day before the Swing Line Maturity Date;

                           (ii) When determined, (x) the aggregate Swing Line Debt outstanding may not exceed $2,000,000, (y) the Facility A Commitment Usage may not exceed the Facility A Committed Sum and (z) the Facility A Commitment Usage, when aggregated with the Facility B Principal Debt, may not exceed the Total Commitment;

                           (iii) On any date when Borrowings equal to or in excess of $2,000,000 are funded under Facility A, all or a portion of the proceeds of those Borrowings shall be used to repay in full all indebtedness then outstanding under the Swing Line Subfacility;

                           (iv) Each Swing Line Borrowing is deemed an ABR Borrowing; and

                           (v)    Each Borrowing under the Swing Line
                  Subfacility is available and may be prepaid on same-day telephonic notice from Borrower to Agent, if notice is received by Agent before 11:00 a.m.

                  (b) If Borrower fails to repay any Swing Line Borrowing within two (2) Business Days after demand by Agent (or upon the earliest to occur of a Default, the Facility A Termination Date, or the date when the aggregate Committed Sums of all Lenders under the entire Facility A are cancelled), Agent shall promptly notify each Lender of Borrower's failure and the unpaid amount. No later than the close of business on the date Agent gives notice (if notice is given before 12:00 noon on any Business Day, or, if made at any other time, on the next Business Day following the date of notice), each Lender shall irrevocably and unconditionally purchase and receive from Agent a ratable participation in such Swing Line Borrowing and shall make available to Agent in immediately available funds its Pro Rata Part of such unpaid amount, together with interest from the date when its payment was due to, but not including, the date of payment, at the Federal Funds Rate. If a Lender does not promptly pay its amount upon Agent's demand, and until Lender makes the required payment, Agent is deemed to continue to have outstanding a Swing Line Borrowing in the amount of the Lender's unpaid obligation. Borrower shall make each payment of all or any part of any Swing Line Borrowing to Agent for the ratable benefit of Agent and those Lenders who have funded their participations in Swing Line Borrowings under this SECTION 2.4(b) (but all interest accruing on Swing Line Borrowings before the funding date of any participation is payable solely to Agent for its own account).

                  2.5 TERMINATION. Without premium or penalty, and upon giving at least ten (10) Business Days prior written and irrevocable notice to Agent, Borrower may terminate all or part of the unused portion of the Facility A Committed Sum. Each partial termination must be in an amount of not less than $5,000,000 or a greater integral multiple of $1,000,000, and shall be Pro Rata among all Lenders. Once terminated, the Committed Sum for Facility A may not be increased or reinstated.

SECTION 3         TERMS OF PAYMENT.

         3.1      NOTES AND PAYMENTS.

                  (a     (i)    The Facility A Principal Debt shall be evidenced
         by the Facility A Notes, one payable to each Lender in the stated principal amount of its Committed Sum for Facility A.

                         (ii) The Facility B Principal Debt shall be evidenced by the Facility B Notes, one payable to each Lender in the stated principal amount of its Committed Sum for Facility B.

                         (iii) Principal Debt under the Swing Line Subfacility shall be evidenced by a Swing Line Note payable to the Agent in the stated principal amount of $2,000,000.

                  (b     Borrower must make each payment and prepayment on the
         Obligation, without offset, counterclaim, or deduction, to Agent's principal office in New York, New York, in funds that will be available for immediate use by Agent by 12:00 noon on the day due. Payments received after such time shall be deemed received on the next Business Day. Agent shall pay to each Lender any payment to which that Lender is entitled on the same day Agent receives the funds from Borrower if Agent receives the payment or prepayment before 12:00 noon, and otherwise before 12:00 noon on the following Business Day. If and to the extent that Agent does not make payments to Lenders when due, unpaid amounts shall accrue interest at the Federal Funds Rate from the due date until (but not including) the payment date.

         3.2      INTEREST AND PRINCIPAL PAYMENTS.

                  (a       INTEREST PAYMENTS. Accrued interest on each Borrowing
         is due and payable on the last day of its respective Interest Period. If any Interest Period with respect to a LIBOR Rate Borrowing is a period greater than three (3) months, then accrued interest is also due and payable on the date three (3) months after the commencement of the Interest Period. Accrued interest on each ABR Borrowing is due and payable on each March 31, June 30, September 30, and December 31 (commencing September 30, 1998) and on the Maturity Date.

                  (b       PRINCIPAL PAYMENTS.

                           (i       The Facility A Principal Debt is due and
         payable on the Facility A Maturity Date.

                           (ii      Principal payments on the Facility B Note
         are due and payable as follows: (a) commencing on September 30, 1999 and continuing quarterly thereafter on each December 31, March 31, June 30, and September 30 thereafter through June 30, 2001 in quarterly payments, each in the amount of $1,250,000, (b) commencing on September 30, 2001 and continuing quarterly thereafter on each December 31, March 31, June 30, and September 30 thereafter until the Facility B Maturity Date in quarterly payments, each in the amount of $1,875,000, (c) on the Facility B Maturity Date when the entire unpaid principal balance shall be due and payable.

                  (c       MANDATORY REDUCTION.

                           (i       The Facility A Committed Sums and Facility B
                  Committed Sums, as applicable, shall be permanently reduced to the amounts specified below on the corresponding reduction date set forth below:

                           MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS: The
                  following amounts shall be applied to prepay the Facilities.

                                    (1)     100% of the net proceeds of any sale
                                            or issuance of equity of the
                                            Borrower, except as provided in
                                            CLAUSE (3) below or for Securities
                                            issued pursuant to employee stock
                                            options or similar plans;

                                    (2)     100% of the net proceeds of any sale
                                            or other disposition by the Borrower
                                            or any of its subsidiaries of any
                                            assets (except for sales permitted
                                            under Section 9.10);

                                    (3)     100% of the first $25,000,000 of net
                                            proceeds resulting from the issuance
                                            by Borrower of convertible preferred
                                            securities or subordinated debt, and
                                            75% of the net proceeds of any
                                            subordinated debt issued thereafter,
                                            shall be applied FIRST, to the
                                            prepayment of Facility B Principal
                                            Debt and reduction of Facility B
                                            Committed Sum and, SECOND, to the
                                            prepayment of Facility A Principal
                                            Debt and reduction of Facility A
                                            Committed Sum, each in accordance
                                            with this SECTION 3.2(C).

                                    All such proceeds shall be applied in the following priority: (A) first, to the permanent reduction of the Facility B Principal Debt and such amount shall be applied ratably to each remaining principal payment so that the Facility B Note matures on the Facility B Maturity Date, and (B) second, all remaining proceeds shall be applied to the reduction of the Facility A Principal Debt and shall permanently reduce the Facility A Committed Sum.

                           (ii   The Facility B Committed Sum shall be
                  permanently reduced on the last day of each calendar quarter by an amount necessary to satisfy the scheduled reduction with a final payment to be made on the Facility B Maturity Date equal to all amounts then outstanding under Facility B.

                  (d   MANDATORY PREPAYMENT. If (i) the Facility A Commitment
         Usage ever exceeds the Facility A Committed Sum, (ii) the Facility B Principal Debt ever exceeds the Facility B Committed Sum, (iii) the sum of the Facility A Principal Debt and the Facility B Principal Debt, together with the LC Exposure, ever exceeds the Total Commitment, (iv) Borrower's property becomes the subject of a casualty or condemnation, the proceeds of which exceed $500,000 in the aggregate, then Borrower shall prepay (1) the Principal Debt under Facility A or Facility B, as the case may be, in at least the amount of the excess described in (i) through (iii) above, (2) the Principal Debt under Facility A by the amount of proceeds of sales described in SECTION 3.2(C)(I)(2) above, and (3) the Principal Debt under Facility A by the amount of proceeds of casualty or condemnation described in (iv) above, together with (x) all accrued and unpaid interest on the principal amount so prepaid and
         (y) any resulting Funding Loss; provided, however, that Borrower shall not be required to make any prepayment required by this SECTION3.2(D) until the last day of the Interest Period with respect to such Principal Debt so long as an amount equal to such prepayment is deposited by Borrower in a cash collateral account with Agent to be held in such account on terms reasonably satisfactory to Agent..

                  (e   VOLUNTARY PREPAYMENT. Borrower may voluntarily repay or
         prepay all or any part of the Principal Debt at any time without premium or penalty, subject to the following conditions:

                           (i     Agent must receive Borrower's written payment
                  notice by (A) 12:00 noon on the third Business Day preceding the date of payment of a LIBOR Rate Borrowing and (B) 11:00 a.m. on the date of payment of an ABR Borrowing which shall specify the payment date, the facility or the subfacility under this Agreement being paid and the Type and amount of the Borrowing(s) to be paid, and which shall constitute an irrevocable and binding obligation of Borrower to make a repayment or prepayment on the designated date;

                           (ii    each partial repayment or prepayment must be
                  in a minimum amount of at least $2,000,000 or a greater integral multiple of $100,000 (if a LIBOR Rate Borrowing), or $1,000,000 or a greater integral multiple of $100,000 (if an ABR Borrowing other than under the Swing Line Subfacility) or $500,000 or a greater multiple (if a Borrowing under the Swing Line Subfacility);

                           (iii   all accrued interest on the portion of the
                  Obligation being prepaid must also be paid in full on the date of payment; and

                           (iv    Borrower shall pay any related Funding Loss
                   upon demand.

         3.3 INTEREST OPTIONS. Except as specifically otherwise provided, Borrowings bear interest at an annual rate equal to the lesser of (a) the ABR plus the Applicable Margin or LIBOR plus the Applicable Margin (in each case as designated or deemed designated by Borrower and, in the case of LIBOR Rate Borrowings, for the Interest Period designated by Borrower), as the case may be, and (b) the Maximum Rate. Each change in the ABR and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

         3.4 QUOTATION OF RATES. A Responsible Officer of Borrower may call Agent before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Agent or Lenders or affect the interest rate that is actually in effect when Borrower delivers its Borrowing Request or on the Borrowing Date.

         3.5 DEFAULT RATE. If permitted by Law, all past-due Principal Debt, Borrower's past-due payment and reimbursement obligations in connection with LCs, and past-due interest accruing on any of the foregoing, bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

         3.6 INTEREST RECAPTURE. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but, to the extent permitted by applicable Laws, any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by applicable Law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

         3.7      INTEREST CALCULATIONS.

                  (a    Interest will be calculated on the basis of actual
         number of days elapsed (including the first day but excluding the last day) but computed as if each calendar year consisted of three hundred sixty (360) days for LIBOR Rate Borrowings (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be), and 365 or 366 days, as the case may be, for ABR Borrowings. All interest rate determinations and calculations by Agent are conclusive and binding absent manifest error.

                  (b    The provisions of this Agreement relating to calculation
         of the ABR and LIBOR Rates are included only for the purpose of determining the rate of interest or other amounts to be paid under this Agreement that are based upon those rates.

         3.8 MAXIMUM RATE. Regardless of any provision contained in any Loan Paper or any document related thereto, it is the intent of the parties to this Agreement that neither Agent nor any Lender contract for, charge, take, reserve, receive or apply, as interest on all or any part of the Obligation any amount in excess of the Maximum Rate or the Maximum Amount or receive any unearned interest in violation of any applicable Law, and, if Lenders ever do so, then any excess shall be treated as a partial repayment or prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that is the case and that provision in this Agreement for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (c) exclude voluntary repayments or prepayments and their effects, and (d) amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the Obligation. However, if the Obligation is paid in full before the end of its full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, Lenders shall refund any excess (and Lenders may not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Amount).

         3.9 INTEREST PERIODS. When Borrower requests any LIBOR Rate Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one (1) , two (2) , three (3) or six (6) months for LIBOR Rate Borrowings, subject to the following conditions:
(a) the initial Interest Period for a LIBOR Rate Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period for a LIBOR Rate Borrowing begins on a day for which there exists no numerically corresponding Business Day in the calendar month at the end of the Interest Period ("ENDING CALENDAR MONTH"), then the Interest Period ends on the next succeeding Business Day of the Ending Calendar Month, unless there is no succeeding Business Day in the Ending Calendar Month in which case the Interest Period ends on the next preceding Business Day of the Ending Calendar Month; (C) no Interest Period for any portion of Principal Debt may extend beyond the scheduled repayment date for that portion of Principal Debt; and (d) there may not be in effect at any one time more than six (6) Interest Periods under Facility A.

         3.10 CONVERSIONS. Borrower may (a) on the last day of the applicable Interest Period convert all or part of a LIBOR Rate Borrowing to an ABR Borrowing (b) at any time convert all or part of an ABR Borrowing to a LIBOR Rate Borrowing, and (c) elect a new Interest Period for a LIBOR Rate Borrowing. Any such conversion is subject to the dollar limits and denominations of SECTION
2.1 and may be accomplished by delivering a Conversion Request to Agent no later than (i) 12:00 noon on the third Business Day before the conversion date for conversion to a LIBOR Rate Borrowing and the last day of the Interest Period, for the election of a new Interest Period, and (ii) 11:00 a.m. on the last day of the Interest Period for conversion to an ABR Borrowing. Absent Borrower's notice of conversion or election of a new Interest Period, a LIBOR Rate Borrowing shall be converted to an ABR Borrowing when the applicable Interest Period expires.

         3.11     ORDER OF APPLICATION.

                  (a   If no Default or Potential Default exists, any payment
         shall be applied to the Obligation in the order and manner as provided in this Agreement.

                  (b   If a Default or Potential Default exists, any payment
         (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) to all fees and expenses for which Agent or Lenders have not been paid or reimbursed in accordance with the Loan Papers (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date);
         (ii) to accrued interest on the Principal Debt; (iii) to the Principal of Debt outstanding under the Swing Line Subfacility; (iv) to any LC reimbursement obligations that are due and payable and that remain unfunded by any Borrowing under Facility A; (v) to the remaining Obligation in the order and manner Majority Lenders deem appropriate; and (vi) as a deposit with Agent, for the benefit of Lenders, as security for and payment of any subsequent LC reimbursement obligations.

         3.12 SHARING OF PAYMENTS, ETC.. If any Lender obtains any amount (whether voluntary, involuntary or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) that exceeds its combined Pro Rata Part of the Total Commitment Usage, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess amount ratably with each other Lender. If all or any portion of any excess amount is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

         3.13 OFFSET. If a Default exists, each Lender is entitled, but is not obligated, to exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed to it.

         3.14 BOOKING BORROWINGS. To the extent permitted by Law, any Lender may make, carry or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates. However, no Affiliate is entitled to receive any greater payment under SECTION 3.16 than the transferor Lender would have been entitled to receive with respect to those Borrowings.

         3.15 BASIS UNAVAILABLE OR INADEQUATE FOR LIBOR. If, on or before any date when LIBOR Rate is to be determined for a Borrowing, Agent or any Lender determines (and Majority Lenders agree with that determination) that the basis for determining the applicable rate is not available or that the resulting rate does not accurately reflect the cost to Lenders of making or converting Borrowings at that rate for the applicable Interest Period, then Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error) and the applicable Borrowing shall bear interest at the sum of the ABR plus the Applicable Margin. Until Agent notifies Borrower that those circumstances no longer exist, Lenders' commitments under this Agreement to make, or to convert to, LIBOR Rate Borrowings (as the case may be) will be suspended.

         3.16     ADDITIONAL COSTS.

                  With respect to any Law, requirement, request, directive or change affecting banking institutions generally:

                  (a    With respect to any LIBOR Rate Borrowing or ABR
         Borrowing, if (i) any change in present Law or any future Law imposes, modifies, or deems applicable (or if compliance by any Lender with any such requirement of any Tribunal results in) any such requirement that any reserves (including, without limitation, any marginal, emergency, supplemental or special reserves) be maintained, and (ii) those reserves reduce any sums receivable by that Lender under this Agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any LIBOR Rate Borrowing, or ABR Borrowing, then (unless the effect is already reflected in the rate of interest then applicable under this Agreement) that Lender (through Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the basis and calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and Borrower shall promptly pay that amount to that Lender upon demand. The provisions of and undertakings and indemnification set forth in this paragraph shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

                  (b    With respect to any Borrowing or LC, if any change in
         present Law or any future Law regarding capital adequacy or compliance by Agent (as issuer of LCs) or any Lender with any request, directive or requirement now existing or hereafter imposed by any Tribunal regarding capital adequacy, or any change in its written policies or in the risk category of this transaction, reduces the rate of return on its capital as a consequence of its obligations under this Agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, use reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this Agreement) Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall promptly pay that amount to Agent or that Lender upon demand. The provisions of and undertakings and indemnification set forth in this paragraph shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

                  (c    Any Taxes payable by Agent or any Lender or ruled (by a
         Tribunal) payable by Agent or any Lender in respect of this Agreement or any other Loan Paper shall, if permitted by Law, be paid by Borrower, together with interest and penalties, if any (except for (i)(1) Taxes imposed on or measured by the net income of Agent or that Lender (2) franchise or similar taxes of the Agent or that Lender and
         (3) amounts requested to be withheld for Taxes pursuant to the last sentence of SECTION 3.19 and (ii) and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Agent or any Lender). Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the basis and calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall promptly pay that amount to Agent for its account or the account of that Lender, as the case may be. If Agent or that Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

         3.17 CHANGE IN LAWS. If any Law makes it unlawful for any Lender to make or maintain any Borrowing based on the LIBOR Rate Borrowings, then that Lender shall promptly notify Borrower and Agent, and (a) as to undisbursed funds, that requested Borrowing shall be made as an ABR Borrowing subject to the higher of the Prime Rate and the Federal Funds Rate plus 1%, and (b), as to any outstanding Borrowing, (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to an ABR Borrowing as of the date of notice, and Borrower shall pay any related Funding Loss, or (ii) if not prohibited by Law, the Borrowing shall be converted to an ABR Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty, together with any related Funding Loss.

         3.18 FUNDING LOSS. BORROWER AGREES TO INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. When any Lender demands that Borrower pay any Funding Loss, that Lender shall deliver to Borrower and Agent a certificate setting forth in reasonable detail the basis for imposing Funding Loss and the calculation of the amount, which calculation is conclusive and binding absent manifest error. The provisions of and undertakings and indemnification set forth in this paragraph shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

         3.19 FOREIGN LENDERS. Each Lender that is organized under the Laws of any jurisdiction other than the United States of America or any State thereof (a "NON-U.S. LENDER") (a) represents to Agent and Borrower that (i) no Taxes are required to be withheld by Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Agent and Borrower two duly completed copies of U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other tax form acceptable to Agent and Borrower (wherein it claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments under the Loan Papers) or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", Form W-8 or successor applicable form (and, if such Non-U.S. Lender delivers copies of Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a ten percent (10%) shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and is not a controlled foreign corporation related to the Borrower within the meaning of Section 864(d)(4) of the Code), and (b) covenants to (i) provide Agent and Borrower a new tax form upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and (ii) comply from time to time with all Laws with regard to the withholding tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Borrower and Agent (without duplication) may deduct and withhold from interest payments under the Loan Papers United States federal income tax at the full rate applicable under the Code. The Borrower shall not be required to indemnify or pay any additional amounts to any Non-U.S. Lender in respect of U.S. federal income tax pursuant to this Agreement to the extent that the obligation to pay U.S. federal income tax would not have occurred but for the failure of such Non-U.S. Lender to deliver the forms or other certifications required pursuant to this SECTION 3.19.

SECTION 4         FEES.

         4.1 TREATMENT OF FEES. The fees described in this SECTION 4 (a) are not compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this Agreement, (c) are payable in accordance with SECTION 3.1, (d) are non-refundable, (e) to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) are calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of three hundred sixty
(360) days, unless computation would result in an interest rate in excess of the Maximum Rate in which event the computation is made on the basis of a year of 365 or 366 days, as the case may be. The fees described in this SECTION 4 are in all events subject to the provisions of SECTION 3.8 of this Agreement.

         4.2      INTENTIONALLY OMITTED

         4.3 LC FEES. As a condition to the issuance or extension of a LC, Borrower shall pay to Agent (and such payment shall accompany each LC Request) a fee equal to (a) one-eighth of one percent (0.125%) multiplied by (b) the face amount of the LC, payable quarterly in arrears. Borrower shall also pay a commission on all outstanding LC's at a per annum rate equal to the Applicable Margin with respect to LIBOR Rate Borrowings on the face amount of each L.C. Such commission shall be payable quarterly in arrears to Agent for ratable distribution among the

Lenders participating in Facility A. Borrower also agrees to pay on demand and solely for the account of Agent, any and all additional customary LC fees including those relating to confirming, negotiating or amending LCs.

         4.4 FACILITY A COMMITMENT FEE. Borrower shall pay to Agent for the account of each Lender a commitment fee, payable as it accrues on each March 31, June 30, September 30, and December 31 (commencing September 30, 1998), and on the Facility A Maturity Date, equal to the Applicable Margin times the amount by which (a) such Lender's Facility A Committed Sum exceeds (b) such Lender's average daily Facility A Commitment Usage, in each case during the calendar quarter ending on such date. If there is any change in the Applicable Margin during any quarter, the average daily amount shall be computed and multiplied by the Applicable Margin separately for each period that such Applicable Margin was in effect during such quarter.

SECTION 5         SECURITY.

         5.1      INTENTIONALLY OMITTED.

         5.2 COLLATERAL. Full and complete payment of the Obligation is secured by all of the property (together with proceeds thereof and any additional collateral ever furnished under SECTION 5.3, the "COLLATERAL") described in the following Security Documents: a security agreement in respect of all accounts receivable, inventory, escrow accounts and other personal property of the Borrower, a pledge agreement executed by the Borrower of all owned capital stock of any Subsidiary, provided that the pledge as respects the capital stock of a foreign Subsidiary shall be limited to sixty-five percent (65%) of such Subsidiary's capital stock, and a negative pledge agreement of the Borrower not to encumber any real property, whether owned or leased, with any Liens not agreed to by Agent.

         5.3 ADDITIONAL SECURITY AND GUARANTIES. Agent may, without notice or demand and without affecting any Person's obligations under the Loan Papers, from time to time (a) receive and hold additional collateral from any Person for the payment of all or any part of the Obligation and exchange, enforce or release all or any part of that collateral and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligation and release any endorser or guarantor, or any Person who has given any other security for the payment of all or any part of the Obligation, or any other Person in any way obligated to pay all or any part of the Obligation.

         5.4 FINANCING STATEMENTS. Borrower will execute, or cause to be executed, financing statements, stock powers and other writings in the form and content reasonably required by Agent, and Borrower will pay all costs of filing any financing, continuation or termination statements, or other action taken by Agent relating to the Collateral, including, without limitation, costs and expenses of any Lien search reasonably required by Agent.

SECTION 6 CONDITIONS PRECEDENT. Lenders will not be obligated to fund the initial Borrowing and Agent will not be obligated to issue the initial LC, unless Agent has timely received (a) a Borrowing Request or LC Request (together with the applicable duly executed LC Agreement), as the case may be, and (b) all of the items described on the attached SCHEDULE 6. In addition, Lenders will not be obligated to fund (as opposed to continue or convert) any Borrowing, and Agent will not be obligated to issue any LC, as the case may be, unless on the applicable Borrowing Date, issue date, or creation date (and after giving effect to the requested Borrowing or LC), as the case may be: (i) Agent shall have timely received a Borrowing Request or LC Request (together with the applicable duly executed LC Agreement), as the case may be; (ii) Agent shall have received any applicable LC fee; (iii) all of the representations and warranties of the Borrower in the Loan Papers are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by this Agreement); (iv) no Default or Potential Default exists; and (v) the funding of the Borrowing, issuance of the LC, as the case may be, is permitted by Law. Upon Agent's request, Borrower shall deliver to Agent evidence substantiating any of the matters in the Loan Papers that are necessary to enable Borrower to qualify for the Borrowing or LC, as the case may be. Each condition precedent in this Agreement (including, without limitation, those on the attached SCHEDULE 6) is material to the transactions contemplated by this Agreement, and time is of the essence with respect to each condition precedent. Subject to the prior approval of Majority Lenders, Lenders may fund any Borrowing, and Agent may issue any LC, without all conditions being satisfied, but, to the extent permitted by Law, that funding and issuance shall not be deemed to be a waiver of the requirement that each condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless Majority Lenders specifically waive each item in writing.

SECTION 7 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders as follows:

         7.1 PURPOSE OF CREDIT FACILITY. Borrower will use proceeds of Facility A Borrowings and LCs for working capital and general corporate purposes of the Companies, to refinance certain indebtedness of Borrower and to finance the Acquisition and proceeds of Facility B Borrowings to finance the Acquisition and for general corporate purposes. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any LC draft or drawing, or Borrowing will be used, directly or indirectly, for a purpose that violates any Law, including without limitation, the provisions of Regulation U.

         7.2 CORPORATE EXISTENCE, GOOD STANDING, AUTHORITY AND COMPLIANCE. Each Company is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or organized as identified on the attached SCHEDULE 7.2 or on the most recently amended SCHEDULE 7.2. Except where failure is not a Material Adverse Event, each Company (a) is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (those jurisdictions being identified on the attached SCHEDULE 7.2 or on the most recently amended
SCHEDULE 7.2, (b) possesses all requisite authority, permits and power to conduct its business as is now being, or is contemplated by this Agreement to be, conducted, and (C) is in compliance with all applicable Laws, except in each case where the failure to so qualify, to possess such authority, permits or power or to comply with such Law would not cause a Material Adverse Event.

         7.3 SUBSIDIARIES. As of the date of this Agreement, Borrower has no Subsidiaries except as disclosed on the attached SCHEDULE 7.3 or on the most recently amended SCHEDULE 7.3 reflecting changes to the schedule as a result of transactions permitted by this Agreement. All of the outstanding shares of capital stock (or similar voting interests) of those Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and are owned of record and beneficially as set forth thereon, free and clear of any Liens, restrictions, claims or Rights of another Person, other than Permitted Liens, and are not subject to any warrant, option or other acquisition Right of any Person or subject to any transfer restriction except for restrictions imposed by securities Laws and general corporate Laws.

         7.4 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by each Company of each Loan Paper or related document to which it is a party and the performance by it of its obligations thereunder (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) require no action by or filing with any Tribunal (other than any action or filing that has been taken or made on or before the date of this Agreement or which would not cause a Material Adverse Event), (d) do not violate any provision of its charter or bylaws, (e) do not violate any provision of Law or order of any Tribunal applicable to it, other than violations that individually or collectively are not a Material Adverse Event, (f) do not violate any Material Agreements to which it is a party, other than a violation which would not cause a Material Adverse Event, or (g) do not result in the creation or imposition of any Lien (other than the Lender Liens) on any asset of any Company.

         7.5 BINDING EFFECT. Upon execution and delivery by all parties thereto, each Loan Paper will constitute a legal and binding obligation of each Company party thereto, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         7.6 FINANCIAL STATEMENTS; FISCAL YEAR. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Companies as of, and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end adjustments). All material liabilities of the Companies as of the date or dates of the Current Financials are reflected therein or in the notes thereto. Except for transactions directly related to, or specifically contemplated by, the Loan Papers, no subsequent material adverse changes have occurred in the consolidated financial condition of the Companies from that shown in the Current Financials, nor has any Company incurred any subsequent material liability. The fiscal year of each Company ends on March 31.

         7.7 LITIGATION. Except as disclosed on the attached SCHEDULE 7.7 or the most recently amended SCHEDULE 7.7, no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to any Company or, if so adversely determined, is a Material Adverse Event. Except as permitted under SECTION 11.4, no outstanding and unpaid judgments against any Company exist.

         7.8 TAXES. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) before delinquency, except for returns for which the failure to file is not a Material Adverse Event, and all Taxes imposed upon each Company that are due and payable have been paid before delinquency, other than Taxes for which the criteria for Permitted Liens have been satisfied or for which nonpayment is not a Material Adverse Event.

         7.9 ENVIRONMENTAL MATTERS. Except as disclosed on SCHEDULE 7.9 or on the most recently amended SCHEDULE 7.9, (a) no Company knows of any environmental condition or circumstance materially adversely affecting any Company's properties taken as a whole or operations, (b) no Company has received any report of any Company's material violation of any Environmental Law, (c) no Company knows that any Company is under any obligation to remedy any material violation of any Environmental Law, or (d) no facility of any Company is used for, or to the knowledge of any Company has been used for, storage, treatment or disposal of any Hazardous Substance, excluding the storage of Hazardous Substances in amounts commonly and lawfully used in automotive repair shops which have been handled in compliance with applicable Environmental Law. Except as disclosed in Schedule 7.9, each Company has taken prudent steps to determine that its properties and operations do not violate any Environmental Law, other than violations that are not, individually or in the aggregate, a Material Adverse Event, except where such condition, circumstance, violation or non-compliance would not reasonably be expected to have a monetary impact or cost to the Borrower equal to or in excess of five percent (5%) of the Borrower's pre-tax income during the preceding Four Quarter Period, such amount not to exceed $1,000,000.

         7.10 EMPLOYEE PLANS. Except where occurrence or existence is not a Material Adverse Event, (a) no Employee Plan has incurred an "accumulated funding deficiency" (as defined in section 302 of ERISA or section 412 of the Code), (b) no Company has incurred liability under ERISA to the PBGC in connection with any Employee Plan (other than required insurance premiums, all of which have been paid), (c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code), and (e) no Reportable Event has occurred, excluding events for which the notice requirement is waived under applicable PBGC regulations.

         7.11 PROPERTIES; LIENS. Each Company has good and marketable title to all its property reflected on the Current Financials (except for property that is obsolete or that has been disposed in the ordinary course of business or, after the date of this Agreement, as otherwise permitted by SECTION 9.10 or
SECTION 9.11). Except for Permitted Liens, no Lien exists on any property of any Company, and the execution, delivery, performance or observance of the Loan Papers will not require or result in the creation of any Lien (other than Lender Liens) on any Company's property.

         7.12 LOCATION; REAL ESTATE INTERESTS. Each Company's chief executive office is located at the address on the attached SCHEDULE 7.12 or on the most recently amended SCHEDULE 7.12. Each Company's books and records concerning accounts and accounts receivable are located at its chief executive office, and all of its inventory (other than inventory on consignment, in transit or in the possession of a subcontractor of any Company) is in its possession and, together with the Company's other material assets, are located, until sold in the ordinary course of business, at one or more of the locations on the attached
SCHEDULE 7.12 or on the most recently amended SCHEDULE 7.12. Except as described on the attached SCHEDULE 7.12, or on the most recently amended SCHEDULE 7.12, no Company has any ownership, leasehold, or other interest in real estate.

         7.13 GOVERNMENT REGULATIONS. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         7.14  TRANSACTIONS WITH AFFILIATES. Except as disclosed on the attached
SCHEDULE 7.14 other than the most recently amended SCHEDULE 7.14 (if the disclosures are approved by Majority Lenders), no Company is a party to a material transaction with any of its Affiliates (excluding other Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate. For purposes of this SECTION 7.14, a transaction is "material" if it requires any Company to pay more than $1,000,000 during the term of the governing agreement.

         7.15 DEBT. No Company is an obligor on any Funded Debt, other than Permitted Debt.

         7.16 MATERIAL AGREEMENTS. No Company is a party to any Material Agreement, other than the Loan Papers and the Material Agreements described on the attached SCHEDULE 7.16. All described Material Agreements are in full force and effect, and no default or potential default exists on the part of any Company thereunder that is a Material Adverse Event.

         7.17 INSURANCE. Each Company maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

         7.18 LABOR MATTERS. No actual or threatened strikes, labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of any Company that are a Material Adverse Event exist. Hours worked by and payment made to employees of the Companies have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with labor matters, other than any violations, individually or collectively, that are not a Material Adverse Event. All payments due from any Company for employee health and welfare insurance have been paid or accrued as a liability on its books, other than any nonpayments that are not, individually or collectively, a Material Adverse Event.

         7.19 SOLVENCY. On each Borrowing Date, each Company is, and after giving effect to the requested Borrowing will be, Solvent.

         7.20 TRADE NAMES. No Company has used or transacted business under any other corporate or trade name in the five-year period preceding the initial Borrowing Date, except as disclosed on the attached SCHEDULE 7.20.

         7.21 INTELLECTUAL PROPERTY. Each Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this Agreement. Each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, other than any infringements or claims that, if successfully asserted against or determined adversely to any Company, would not, individually or collectively, constitute a Material Adverse Event. To the knowledge of any Company, no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Company exists.

         7.22 FULL DISCLOSURE. All information previously furnished, furnished on the date of this Agreement, and furnished in the future, by any Company to Agent in connection with the Loan Papers (a) was, is, and will be, true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified, and (b) did not, does not, and will not, fail to state any fact the omission of which would otherwise make any such information materially misleading.

         7.23 YEAR 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the Borrower's and its Subsidiaries' computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's or its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by October 1, 1999; provided, however, Borrower shall provide to Agent a status report on the efforts of Borrower and its Subsidiaries to complete the foregoing reprogramming by July 1, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Event.

SECTION 8 AFFIRMATIVE COVENANTS. So long as Lenders are committed to fund any Borrowings and Agent is committed to issue LCs under this Agreement, and thereafter until the Obligation is paid in full, Borrower covenants and agrees as follows:

         8.1 ITEMS TO BE FURNISHED. Borrower shall cause the following to be furnished to Agent:

                  (a) Promptly after preparation, and no later than one hundred (100) days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated financial condition and results of operations of the Companies as of, and for the year ended on, that last day, accompanied by:

                           (i)    the unqualified opinion of Borrower's
                  Accountants, based on an audit using generally accepted auditing standards, that the Financial Statements were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition and results of operations of the Companies,

                           (ii) a certificate from the accounting firm to Agent indicating that during its audit it obtained no knowledge of any Default or Potential Default or, if it obtained knowledge, the nature and period of existence thereof, and

                           (iii) a Compliance Certificate with respect to the Financial Statements.

                  (b)      Promptly after preparation, and no later than fifty
         (50) days after the last day of the first three fiscal quarters of Borrower, Financial Statements showing the consolidated financial condition and results of operations of the Companies for the fiscal quarter and for the period from the beginning of the current fiscal year to the last day of the fiscal quarter, subject to ordinary year-end adjustments, accompanied by a Compliance Certificate with respect to the Financial Statements.

                  (c) Within thirty (30) days after the end of each fiscal year of Borrower (commencing with the fiscal year ending March 31, 1999, in the case of financial projections, and commencing with the fiscal year ending March 31, 1999, in the case of financial budgets), financial projections for the succeeding three (3) fiscal years and the financial budget for the next succeeding fiscal year, accompanied by a certificate executed by a Responsible Officer certifying that the projections and budget were prepared by Borrower based on assumptions that, in light of the historical performance of the Companies and their prospects for the future, are reasonable as of the date prepared.

                  (d) Promptly after receipt, a copy of each interim or special audit report and management letter issued by Borrower's Accountants with respect to any Company or its financial records.

                  (e) Notice, promptly after Borrower knows or has reason to know, of (i) the existence and status of any Litigation that, if determined adversely to any Company, would be a Material Adverse Event,
         (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Paper, (iii) the receipt by any Company of notice of any violation or alleged violation of ERISA or any Environmental Law (which individually or collectively with other violations or allegations could constitute a Material Adverse Event), or (iv) a Default or Potential Default, specifying the nature thereof and what action the Companies have taken, are taking, or propose to take.

                  (f) Promptly after filing, copies of all material reports or filings filed by or on behalf of any Company with any Tribunal.

                  (g) Promptly upon reasonable request by Agent or Majority Lenders (through Agent), information (not otherwise required to be furnished under the Loan Papers) respecting the business affairs, assets and liabilities of the Companies and opinions, projections, certifications and documents in addition to those mentioned in this Agreement.

         8.2 USE OF PROCEEDS. Borrower shall use the proceeds of Borrowings only for the purposes represented in this Agreement.

         8.3 BOOKS AND RECORDS. Borrower will, and will cause each other Company to maintain books, records and accounts necessary to prepare financial statements in accordance with GAAP.

         8.4 INSPECTIONS. Upon reasonable request and reasonable prior notice, Borrower will, and will cause each other Company to allow Agent or any Lender (or their Representatives) to inspect any of its properties, to review reports, files and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions and finances with its other creditors, directors, officers, employees or representatives from time to time, during reasonable business hours.

         8.5 TAXES. Borrower will, and will cause each other Company to promptly pay when due any and all Taxes, other than Taxes which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

         8.6 PAYMENT OF OBLIGATIONS. Borrower will, and will cause each other Company, to promptly pay (or renew and extend) all of its material obligations as they become due (unless the obligations are being contested in good faith by appropriate proceedings).

         8.7 EXPENSES. Borrower shall promptly pay, within five (5) days following the receipt of an invoice therefor setting forth the amount thereof
(a) all costs, fees and expenses paid or incurred by Agent and Arranger in connection with the arrangement, syndication and negotiation of the Facilities and the negotiation, preparation, delivery and execution of the Loan Papers and any related amendment, waiver or consent (including in each case, without limitation, the reasonable fees and expenses of Agent's and Arranger's counsel) and (b) all costs, fees and expenses of Lenders, Agent and Arranger incurred by Agent, Arranger or any Lender in connection with the enforcement of the obligations of any Company arising under the Loan Papers or the exercise of any Rights arising under the Loan Papers (including, but not limited to, reasonable attorneys' fees, expenses and costs paid or incurred in connection with any workout or restructure and any action taken in connection with any Debtor Relief
Laws), all of which shall be a part of the Obligation and shall bear interest, if not paid upon demand, at the Default Rate until repaid.

         8.8 MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS. Except as otherwise permitted by SECTION 9.11, Borrower will, and will cause each other Company to (a) maintain its corporate existence and good standing in its state of incorporation and its authority to transact business in all other states where failure to maintain its authority to transact business is a Material Adverse Event; (b) maintain all licenses, permits and franchises necessary for its business where failure to do so is a Material Adverse Event; (c) keep all of its assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

         8.9 INSURANCE. Borrower will, and will cause each other Company to, maintain with financially sound, responsible and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses similarly situated, which insurance may provide for reasonable deductibility from coverage thereof. Borrower shall, and shall cause each other Company to, deliver to Agent certificates of insurance for each policy of insurance and evidence of payment of all premiums which certificates of insurance shall name Agent as an additional insured, secured party, mortgagee and loss payee and which provide Agent with at least thirty (30) days notice of cancellation or reduction in coverage. If any insurance policy covered by an insurance certificate previously delivered to Agent is altered or canceled, then Borrower shall cause to be promptly delivered to Agent a replacement certificate (in form and substance satisfactory to Agent).

         8.10 PRESERVATION AND PROTECTION OF RIGHTS. Borrower will, and will cause each other Company to, perform the acts and duly authorize, execute, acknowledge, deliver, file and record any additional writings as Agent or Majority Lenders may reasonably deem necessary or appropriate to perfect and maintain the Lender Liens and preserve and protect the Rights of Agent and Lenders under any Loan Paper.

         8.11 ENVIRONMENTAL LAWS. Borrower will, and will cause each other Company to, (a) conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, except where failure to comply or take action would not have a monetary impact or cost to the Borrower equal to or in excess of five percent (5%) of the Borrower's pre-tax income during the preceding Four Quarter Period, or would otherwise be a Material Adverse Event, such amount in no event to exceed $1,000,000, and (b) establish and maintain a management system designed to ensure compliance with applicable Environmental Laws and minimize financial and other risks to each Company arising under applicable Environmental Laws or as the result of environmentally related injuries to Persons or property. Borrower shall deliver reasonable evidence of compliance with the foregoing covenant to Agent within thirty (30) days after any request from Majority Lenders.

         8.12 SUBSIDIARIES. Borrower shall pledge to Agent for the benefit of Lenders all stock of each Person that becomes a Subsidiary of Borrower after the date of this Agreement (whether as a result of acquisition, creation or otherwise) within ten (10) days after becoming a Subsidiary of Borrower.

         8.13 INDEMNIFICATION. BORROWER WILL, AND WILL CAUSE EACH OTHER COMPANY TO, JOINTLY AND SEVERALLY, INDEMNIFY, PROTECT AND HOLD AGENT, ARRANGER AND LENDERS AND THEIR RESPECTIVE PARENTS, SUBSIDIARIES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS (INCLUDING ALL OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS)(COLLECTIVELY, THE "INDEMNIFIED PARTIES") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS AND PROCEEDINGS AND ALL COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL ATTORNEYS' FEES AND LEGAL EXPENSES WHETHER OR NOT SUIT IS BROUGHT) AND DISBURSEMENTS OF ANY KIND OR NATURE (THE "INDEMNIFIED LIABILITIES") THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE INDEMNIFIED PARTIES, IN ANY WAY RELATING TO OR ARISING OUT OF (A) THE DIRECT OR INDIRECT RESULT OF THE VIOLATION BY ANY COMPANY OF ANY ENVIRONMENTAL LAW, (B) ANY COMPANY'S GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL OR PRESENCE IN CONNECTION WITH ITS PROPERTIES OF A HAZARDOUS SUBSTANCE (INCLUDING, WITHOUT LIMITATION, (I) ALL DAMAGES OF ANY USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL OR PRESENCE, OR (II) THE COSTS OF ANY ENVIRONMENTAL INVESTIGATION, MONITORING, REPAIR, CLEANUP OR DETOXIFICATION AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL OR OTHER PLANS), OR (C) THE LOAN PAPERS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN. HOWEVER, ALTHOUGH EACH INDEMNIFIED PARTY HAS THE RIGHT TO BE INDEMNIFIED UNDER THE LOAN PAPERS FOR ITS OWN ORDINARY NEGLIGENCE, NO INDEMNIFIED PARTY HAS THE RIGHT TO BE INDEMNIFIED UNDER THE LOAN PAPERS FOR ITS OWN FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION SET FORTH IN THIS PARAGRAPH SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

         8.14 FURTHER ASSURANCES. The Borrower shall, and shall cause each Guarantor to, do such further things and execute such additional documents (including, without limitation, the perfection of security interest, in after-acquired property) as are reasonably requested by Lenders or the Agent.

         8.15 CHANGE OF CONTROL. Borrower shall promptly, but in any event within five (5) Business Days, give written notice to Agent upon obtaining knowledge of the occurrence of a Change of Control.

SECTION 9 NEGATIVE COVENANTS. So long as Lenders are committed to fund Borrowings and the Agent is committed to issue LCs under this Agreement, and thereafter until the Obligation is paid in full, Borrower covenants and agrees as follows:

         9.1 TAXES. Borrower may not and may not permit any Company to use any portion of the proceeds of any Borrowing to pay the wages of employees, unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

         9.2 PAYMENT OF OBLIGATIONS. Borrower may not and may not permit any Company to voluntarily prepay principal of, or interest on, any Debt other than the Obligation, if a Default or Potential Default exists.

         9.3 EMPLOYEE PLANS. Except where a Material Adverse Event would not result, Borrower may not and may not permit any Company to permit any of the events or circumstances described in SECTION 7.10 to exist or occur.

         9.4 DEBT AND DEBT INSTRUMENTS. Borrower may not and may not permit any Company to create, incur or suffer to exist any Funded Debt, other than Permitted Debt, nor materially modify any Debt that is subordinate to the Obligations or any document or instrument evidencing such Debt.

         9.5 LIENS. Borrower may not and may not permit any Company to (a) create, incur or suffer or permit to be created or incurred or to exist any Lien upon any of its assets other than Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets, other than the Loan Papers and leases that place a Lien prohibition on only the leased property.

         9.6 TRANSACTIONS WITH AFFILIATES. Except as disclosed on the attached SCHEDULE 7.14, or on the most recently amended SCHEDULE 7.14, (if the disclosures are approved by Majority Lenders), Borrower may not and may not permit any Company to enter into any material transaction with any of its Affiliates (excluding other Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate. For purposes of this
SECTION 9.6, a transaction is "material" if it requires any Company to pay more than $1,000,000 during the term of the agreement governing such transaction.

         9.7 COMPLIANCE WITH LAWS AND DOCUMENTS. Borrower may not and may not permit any Company to (a) violate the provisions of any Laws applicable to it or of any Material Agreement to which it is a party if that violation alone, or when aggregated with all other violations, would be a Material Adverse Event,
(b) violate the provisions of its charter or bylaws, or (c) repeal, replace or amend any provision of its charter or bylaws if that action would be a Material Adverse Event.

         9.8    LOANS, ADVANCES AND INVESTMENTS. Except as permitted by SECTION
9.9 or SECTION 9.11, Borrower may not and may not permit any Company to make any loan, advance, extension of credit or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person; provided, however, that Borrower or a Company may make an advance to, investment in or purchase from another Person if (1) (a) such action results in the acquisition of such Person by Borrower or such Company, (b) such action results in the Borrower's direct or indirect ownership of new stores, (c) the Person being acquired is in a line of business which is substantially the same as or complimentary to the Borrower's principal line of business, and (d) immediately after giving effect to such acquisition, the Companies shall be in compliance with all covenants under ARTICLE 10 and shall not be in Default or Potential Default under this Agreement; provided, further, that if any acquisition is in excess of an aggregate cost to the Borrower or such Company of more than $5,000,000, the Borrower shall provide to the Lenders evidence of compliance with all covenants in this Agreement prior to the consummation of such acquisition or (2) such action is for investments in Cash Equivalents.

         9.9 DIVIDENDS AND DISTRIBUTIONS. Borrower may not and may not permit any Company to declare, make or pay any Distribution other than Distributions declared, made or paid by (a) Borrower wholly in the form of its capital stock,
(b) any other Company to Borrower, or (c) Borrower on its planned issuance of $25,000,000 in convertible preferred shares; provided that such shares are issued by Borrower at the then market rate for similar such securities. Borrower may not and may not permit any Company to enter into or permit to exist any arrangement or agreement (other than the Loan Papers) that prohibits it from paying dividends or other distributions to its shareholders.

         9.10 SALE OF ASSETS. Borrower may not and may not permit any Company to sell, assign, lease, transfer or otherwise dispose of any of its assets, other than (a) sales of inventory in the ordinary course of business, (b) the sale, discount or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection, (c) occasional sales, leases or other dispositions of immaterial assets for consideration not less than fair market value, (d) sales, leases or other dispositions of assets that are obsolete or have negligible fair market value, (e) sales of equipment for a fair and adequate consideration (but if replacement equipment is necessary for the proper operation of the business of the seller, the seller must promptly replace the sold equipment), (f) sale and leasebacks of real property which do not in the aggregate exceed forty percent (40%) of the Borrower's capital expenditures in the applicable fiscal year, (g) sale, lease or other disposition by a Company of its assets to the Borrower, (h) sales of assets having an aggregate fair market value not exceeding $2,000,000 during any fiscal year of Borrower and sold for a price which is within a fair market value for such assets, or (i) as disclosed on the attached SCHEDULE 9.10.

         9.11 MERGERS AND DISSOLUTIONS. Borrower may not and may not permit any Company to merge or consolidate with any other Person or liquidate, wind up or dissolve (or suffer any liquidation or dissolution); provided, however, if after giving effect thereto, no Default shall have occurred and be continuing
(a) any Person (other than Monro Leasing, LLC) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (b) any Person other than the Borrower may merge into any Subsidiary of the Borrower (other than Monro Leasing, LLC) in a transaction in which the surviving entity is such Subsidiary and (c) any Subsidiary of the Borrower (other than Monro Leasing,
LLC) may liquidate or dissolve so long as the Borrower determines in good faith that such liquidation or dissolution is in the best interest of the Borrower.

         9.12 ASSIGNMENT. Borrower may not and may not permit any Company to assign or transfer any of its Rights, duties, or obligations under any of the Loan Papers.

         9.13 FISCAL YEAR AND ACCOUNTING METHODS. Borrower may not and may not permit any Company to change its fiscal year or its method of accounting (other than immaterial changes in methods or as required or permitted by GAAP).

         9.14 NEW BUSINESSES. Borrower may not and may not permit any Company to engage in any business except the businesses in which they are presently engaged and any other reasonably related business.

         9.15 GOVERNMENT REGULATIONS. Borrower may not and may not permit any Company to conduct its business in a way that it becomes regulated under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         9.16 LEASES; SALE-LEASEBACKS. Except as otherwise provided herein the Borrower will not, and will not permit any Subsidiary to, enter into any arrangement whereby the Borrower or any such Subsidiary shall sell or transfer property owned by the Borrower or such Subsidiary and then or thereafter as Lessee rent or lease such property (any such arrangement being herein referred to as a "sale-leaseback") other than (i) a sale-leaseback solely with the Borrower or a Wholly-Owned Subsidiary, (ii) sale-leasebacks of equipment pursuant to an off-balance sheet transaction with Fleet National Bank existing on the date hereof (and extensions and renewals thereof), or (iii) a lease for temporary period, not in excess of three (3) months, to permit the orderly relocation of operations carried on in or at a facility subsequent to the sale thereof and prior to the surrender of possession thereof, unless (x) such sale-leaseback transaction is completed within one hundred eighty (180) days of the date of acquisition of the property involved, and (y) such sale-leaseback is entered into in compliance with any applicable limitations hereof and (z) at the time of consummation thereof and after giving effect thereto no Default or Potential Default exists.

         9.17 SUBSIDIARIES. Permit any Person other than a Company to acquire, directly or indirectly, beneficially or of record, shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of any Subsidiary of the Borrower.

SECTION 10 FINANCIAL COVENANTS. So long as Lenders are committed to fund Borrowings and Agent is committed to issue LCs under this Agreement, and thereafter until the Obligation is paid and performed in full, Borrower covenants and agrees to comply with the following financial covenants as calculated on the last day of each fiscal quarter period and certified by Borrower in the most recent Compliance Certificate delivered to Agent, on behalf of the Lenders, from time to time in accordance with the terms of this
Agreement:

============================================================================================================

                                  Maximum                  Minimum EBITDAR less
                           Adjusted Debt/EBITDAR             CAPEX to Interest          Minimum Tangible
                                                            Expense plus Rental             Net Worth
                                                                 Payments
============================================================================================================
        At 12/31/98        Not greater than 5.30 to 1.0   Not less than .85 to 1.0   $70,000,000 at 12/31/98
------------------------------------------------------------------------------------------------------------
At 3/31/99 thru 06/30/99   Not greater than 5.30 to 1.0   Not less than .85 to 1.0   $70,000,000 at  3/31/99
------------------------------------------------------------------------------------------------------------
At 9/30/99 thru 12/31/99   Not greater than 4.70 to 1.0   Not less than .85 to 1.0   $70,000,000 at  9/30/99
------------------------------------------------------------------------------------------------------------
At 3/31/00 thru 12/31/00   Not greater than 4.25 to 1.0  Not less than 1.30 to 1.0   $80,000,000 at  3/31/00
------------------------------------------------------------------------------------------------------------
At 3/31/01 thru 12/31/01   Not greater than 3.85 to 1.0  Not less than 1.50 to 1.0   $92,600,000 at  3/31/01
------------------------------------------------------------------------------------------------------------
At 3/31/02 and thereafter  Not greater than 3.55 to 1.0  Not less than 1.70 to 1.0  $110,000,000 at  3/31/02
------------------------------------------------------------------------------------------------------------


         Notwithstanding the foregoing covenants, upon receipt of the proceeds from the issuance of at least $25,000,000 of equity or equity related securities to the Borrower, the following covenants shall apply:

===============================================================================================================

                                     Maximum               Minimum EBITDAR less
                              Adjusted Debt/EBITDAR          CAPEX to Interest            Minimum Tangible
                                                         Expense plus Rental Payments         Net Worth
---------------------------------------------------------------------------------------------------------------
      At 12/31/98         Not greater than 4.60 to 1.0   Not less than 1.00 to 1.0     $95,000,000 at 12/31//98
---------------------------------------------------------------------------------------------------------------
At 3/31/99 thru 06/30/99  Not greater than 4.60 to 1.0   Not less than 1.00 to 1.0     $95,000,000 at 3/31/99
---------------------------------------------------------------------------------------------------------------
At 9/30/99 thru 12/31/99  Not greater than 4.10 to 1.0   Not less than 1.00 to 1.0     $95,000,000 at 9/30/99
---------------------------------------------------------------------------------------------------------------
At 3/31/00 thru 12/31/00  Not greater than 3.70 to 1.0   Not less than 1.40 to 1.0    $105,000,000 at 3/31/00
---------------------------------------------------------------------------------------------------------------
At 3/31/01 thru 12/31/01  Not greater than 3.35 to 1.0   Not less than 1.70 to 1.0    $117,600,000 at 3/31/01
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
At 3/31/02 and thereafter Not greater than 3.05 to 1.0   Not less than 1.90 to 1.0    $135,000,000 at 3/31/02
---------------------------------------------------------------------------------------------------------------

SECTION 11 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following events:

         11.1 PAYMENT OF OBLIGATION. The failure of any Company to pay any part of the Obligation within five (5) Business Days after it becomes due and payable under the Loan Papers.

         11.2 COVENANTS. The failure of Borrower (and, if applicable, any other Company) to punctually and properly perform, observe and comply with:

                  (a) Any covenant or agreement contained in SECTIONS 8.2, 9.2, 9.9, 9.10, 9.11, 9.12, OR 9.16;

                  (b) Any covenant or agreement contained in SECTION 8.1(A) AND (B), 8.3, 8.4, 8.8, 9.3, 9.4, 9.8, 9.13, 9.14, 9.15 or 9.17, and
         failure continues for ten (10) days after the first to occur of (i) Borrower knows of or (ii) Borrower receives notice from Agent of, such failure; or

                  (c) Any other covenant or agreement contained in any Loan Paper (other than the covenants to pay the Obligation and the covenants in CLAUSES (A) AND (B) preceding), and failure continues for thirty
         (30) days after the first to occur of (i) Borrower knows of or (ii) Borrower receives notice from Agent of, such failure.

         11.3 DEBTOR RELIEF. Any Company (a) is not Solvent, (b) fails to pay its Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of Agent or any Lender granted in the Loan Papers (unless, if the proceeding is involuntary, the applicable petition is dismissed within sixty
(60) days after its filing).

         11.4     JUDGMENTS AND ATTACHMENTS. Any Company fails, within sixty
(60) days after entry, to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $1,000,000 (individually or collectively) or any warrant of attachment, sequestration or similar proceeding against any Company's assets having a value (individually or collectively) of $1,000,000, which is neither (a) stayed on appeal nor (b) diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on its books in accordance with GAAP.

         11.5 GOVERNMENT ACTION. (a) A final non-appealable order is issued by any Tribunal (including, but not limited to, the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation or similar Laws, or (b) any Tribunal condemns, seizes or otherwise appropriates, or takes custody or control of all or any substantial portion of the assets of any Company.

         11.6 MISREPRESENTATION. Any material representation or warranty made by any Company contained in any Loan Paper at any time proves to have been materially incorrect when made.

         11.7     [Intentionally Omitted]

         11.8 MATERIAL ADVERSE EVENT. A Material Adverse Event occurs and is continuing.

         11.9 DEFAULT UNDER OTHER AGREEMENTS. (a) Any Company fails to pay when due (after lapse of any applicable grace period) any Debt in excess (individually or collectively) of $1,000,000; (b) any default exists under any agreement to which a Company is a party, the effect of which is to cause, or to permit any Person (other than a Company) to cause, an amount in excess (individually or collectively) of $1,000,000 to become due and payable by any Company before its stated maturity; (c) any Debt in excess (individually or collectively) of $1,000,000 is declared to be due and payable or required to be prepaid by any Company before its stated maturity; or (d) a default occurs under any lease agreement between any Company and Brazos Automotive Properties, L.P.

         11.10 LCS. Agent is served with, or becomes subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) a drawing has occurred under the LC and Borrower has refused to reimburse Agent for payment or (b) the expiration date of the LC has occurred but the right of any beneficiary thereunder to draw under the LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding and Borrower has failed to deposit with Agent cash collateral in an amount equal to Agent's maximum exposure under the LC.

         11.11 VALIDITY AND ENFORCEABILITY OF LOAN PAPERS. Except in accordance with its terms or as otherwise expressly permitted by this Agreement, any Loan Paper at any time after its execution and delivery ceases to be in full force and effect in any material respect or is declared by a Tribunal to be null and void or its validity or enforceability is contested in writing by any Company party thereto or any Company denies in writing that it has any further liability or obligations under any Loan Paper to which it is a party.

         11.12 EMPLOYEE BENEFIT PLANS. Any of the following exists with respect to any Employee Plan of any Company: (a) a Reportable Event; (b) disqualification or involuntary termination proceedings; (c) voluntary termination proceedings are initiated while a funding deficiency (as determined under section 412 of the Code) exists; (d) withdrawal liability exists with respect to a Multiemployer Plan; (e) a trustee is appointed by any federal district court or the PBGC to administer an Employee Plan; (f) termination proceedings are initiated by the PBGC; (g) failure by any Company to promptly notify Agent upon its receipt of notice of any proceeding or other actions that may result in termination of an Employee Plan if the proceeding or termination would constitute a Material Adverse Event.

SECTION 12        RIGHTS AND REMEDIES.

         12.1     REMEDIES UPON DEFAULT.

                  (a) If a Default (i) occurs under SECTION 11.3(C) or (ii) occurs and is continuing under SECTION 11.3(A), (B) OR (D), the commitment to extend credit under this Agreement automatically terminates, the entire unpaid balance of the Obligation automatically becomes due and payable without any action of any kind whatsoever, and Borrower must provide cash collateral in an amount equal to the then-existing LC Exposure.

                  (b) If a Default occurs and is continuing, subject to the terms of SECTION 13.5(B), Agent may (with the consent of, and must, upon the request of, Majority Lenders), do any one or more of the following: (i) if the maturity of the Obligation has not already been accelerated under SECTION 12.1(a), declare the entire unpaid balance of all or any part of the Obligation immediately due and payable, whereupon it is due and payable; (ii) terminate the commitments of Lenders to extend credit under this Agreement; (iii) reduce any claim to judgment; (iv) to the extent permitted by Law, exercise (or request each Lender to, and each Lender is entitled to, exercise) the Rights of offset or banker's Lien against the interest of any Company in and to every account and other property of any Company that are in the possession of Agent or any Lender to the extent of the full amount of the Obligation (and to the extent permitted by Law, each Company is deemed directly obligated to each Lender in the full amount of the Obligation for this purpose); (v) demand Borrower to provide cash collateral in an amount equal to the LC Exposure then existing; and
         (vi) exercise any and all other legal or equitable Rights afforded by the Loan Papers, the Laws of the State of New York, or any other applicable jurisdiction.

                  (c) If, in reliance on SECTION 13.5(B), Agent refuses to take any action under SECTION 12.1(B) at the request of Majority Lenders, then Majority Lenders may take that action.

         12.2 COMPANY WAIVERS. To the extent permitted by Law, each Company waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration and notice of protest and nonpayment, and agrees that its liability with respect to all or any part of the Obligation is not affected by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, or by any release or change in any security for the payment of all or any part of the Obligation.

         12.3 PERFORMANCE BY AGENT. If any covenant, duty or agreement of any Company is not performed in accordance with the terms of the Loan Papers, Agent may, while a Default exists, at its option (but subject to the approval of Majority Lenders), perform or attempt to perform that covenant, duty or agreement on behalf of that Company (and any amount expended by Agent in its performance or attempted performance is payable by the Companies, jointly and severally, to Agent on demand, becomes part of the Obligation, and bears interest at the Default Rate from the date of Agent's expenditure until paid). However, neither Agent nor any Lender assumes or shall have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty or agreement of any Company.

         12.4 NOT IN CONTROL. None of the covenants or other provisions contained in any Loan Paper shall, or shall be deemed to, give Agent or Lenders the Right to exercise control over the assets (including, without limitation, real property), affairs, or management of any Company; the power of Agent and Lenders is limited to the Right to exercise the remedies provided in this
SECTION 12.

         12.5 COURSE OF DEALING. The acceptance by Agent or Lenders of any partial payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by Agent, Majority Lenders or Lenders of any Default shall be deemed to be a waiver of any other then-existing or subsequent Default. No delay or omission by Agent, Majority Lenders or Lenders in exercising any Right under the Loan Papers will impair that Right or be construed as a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Loan Papers or otherwise.

         12.6 CUMULATIVE RIGHTS. All Rights available to Agent, Majority Lenders, and Lenders under the Loan Papers are cumulative of and in addition to all other Rights granted to Agent, Majority Lenders, and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Agent, Majority Lenders, or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Papers.

         12.7 APPLICATION OF PROCEEDS. Any and all proceeds ever received by Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to SECTION 3.11.

         12.8 DIMINUTION IN VALUE OF COLLATERAL. Neither Agent nor any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or hereafter securing payment or performance of all or any part of the Obligation (other than diminution in or loss of value caused by its gross negligence or willful misconduct).

         12.9 CERTAIN PROCEEDINGS. Borrower will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements and all other documents and papers Agent or Majority Lenders reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license or authorization of any Tribunal or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Papers. Because Borrower agrees that Agent's and Majority Lenders' remedies at Law for failure of Borrower to comply with the provisions of this paragraph would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this paragraph may be specifically enforced.

         12.10 CHANGE OF CONTROL. The Majority Lenders shall, upon the happening of a Change of Control, have the privilege of declaring the Notes to be due and payable on a date not earlier than sixty (60) days from the date of the exercise of said privilege. The Notes then outstanding shall thereupon become due and payable on the date specified in the notice sent to Borrower by Agent including all Principal Debt plus accrued interest thereon to the Maturity Date and any amounts owed by Borrower to Agent or the Lenders pursuant to this Credit Agreement or the other Loan Papers.

SECTION 13        AGREEMENT AMONG LENDERS.

         13.1     AGENT.

                  (a) Each Lender appoints Agent (and Agent accepts appointment) as its nominee and agent, in its name and on its behalf: (i) to act as its nominee and on its behalf in, under and in accordance with all Loan Papers; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Loan Papers; (iii) to take any action that it properly requests under the Loan Papers (subject to the concurrence of other Lenders as may be required under the Loan Papers);
         (iv) to receive all documents and items to be furnished to it under the Loan Papers; (v) to be the secured party, mortgagee, beneficiary, recipient and similar party in respect of any collateral for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents and items received from Borrower under the Loan Papers; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Papers (including without limitation, environmental notices, notices of default and all financial statements and Compliance Certificates); and
         (viii) to deliver to the appropriate Persons requests, demands, approvals and consents received from it. However, Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Paper or applicable Law.

                  (b) If the initial or any successor Agent ever ceases to be a party to this Agreement or if the initial or any successor Agent ever resigns (whether voluntarily or at the request of Majority Lenders), then Majority Lenders shall appoint the successor Agent from among the Lenders with Commitment Sums of at least $10,000,000 (other than the resigning Agent). If Majority Lenders fail to appoint a successor Agent within thirty (30) days after the resigning Agent has given notice of resignation or Majority Lenders have removed the resigning Agent, then the resigning Agent may, on behalf of Lenders and with the consent of the Borrower, which shall not be unreasonably withheld or delayed, appoint a successor Agent, which must be a commercial bank having a combined capital and surplus of at least $1,000,000,000 (as shown on its most recently published statement of condition). Upon its acceptance of appointment as successor Agent, the successor Agent succeeds to and becomes vested with all of the Rights of the prior Agent, and the prior Agent is discharged from its duties and obligations of Agent under the Loan Papers (but, when used in connection with LCs issued and outstanding before the appointment of the successor Agent, "Agent" shall continue to refer solely to The Chase Manhattan Bank), and each Lender shall execute such documents as any Lender, the resigning or removed Agent, or the successor Agent reasonably request to reflect the change. After any Agent's resignation or removal as Agent under the Loan Papers, the provisions of this
         SECTION 13 inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Papers.

                  (c) Agent, in its capacity as a Lender, has the same Rights under the Loan Papers as any other Lender and may exercise those Rights as if it were not acting as Agent; the term "Lender" shall, unless the context otherwise indicates, include Agent; and Agent's resignation or removal shall not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Agent is not a fiduciary for Lenders or for Borrower but simply is acting in the capacity described in this Agreement to alleviate administrative burdens for Borrower and Lenders, that Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth in the Loan Papers, and that Agent in its capacity as a Lender has all Rights of any other Lender.

                  (d) Agent may now or hereafter be engaged in one or more loan, letter of credit, leasing or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Papers. Without limiting the Rights of Lenders specifically set forth in the Loan Papers, Agent is not responsible to account to Lenders for those other activities, and no Lender shall have any interest in any other activities, any present or future guaranties by or for the account of Borrower that are not contemplated or included in the Loan Papers, any present or future offset exercised by Agent in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in

         Agent's possession or control that may be or become security for the obligations of Borrower arising under the Loan Papers by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by Agent to reduce the Obligation, then each Lender is entitled to share ratably in the application as provided in the Loan Papers).

         13.2 EXPENSES. Each Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Agent (while acting in such capacity) in connection with any of the Loan Papers if Agent is not reimbursed from other sources within thirty (30) days after incurrence. Each Lender is entitled to receive its Pro Rata Part of any reimbursement that it makes to Agent if Agent is subsequently reimbursed from other sources.

         13.3 PROPORTIONATE ABSORPTION OF LOSSES. Except as otherwise provided in the Loan Papers, nothing in the Loan Papers gives any Lender any advantage over any other Lender insofar as the Obligation is concerned or to relieve any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obligor on the Obligation having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligation).

         13.4 DELEGATION OF DUTIES; RELIANCE. Lenders may perform any of their duties or exercise any of their Rights under the Loan Papers by or through Agent, and Lenders and Agent may perform any of their duties or exercise any of their Rights under the Loan Papers by or through their respective Representatives. Agent, Lenders and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Agent or that Lender (but nothing in this CLAUSE
(A) permits Agent to rely on (i) oral statements if a writing is required by this Agreement or (ii) any other writing if a specific writing is required by this Agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its Pro Rata Part of the Principal Debt for all purposes until, subject to SECTION 14.12, written notice of the assignment or transfer is given to and received by Agent (and any request, authorization, consent or approval of any Lender is conclusive and binding on each subsequent holder, assignee or transferee of or Participant in that Lender's Pro Rata Part of the Principal Debt until that notice is given and received), (c) are not deemed to have notice of the occurrence of a Default unless a responsible officer of Agent, who handles matters associated with the Loan Papers and transactions thereunder, has actual knowledge or Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Agent and are not liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

         13.5     LIMITATION OF AGENT'S LIABILITY.

                  (a) Neither Agent nor any of its Representatives will be liable for any action taken or omitted to be taken by it or them under the Loan Papers in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Papers or be responsible for the consequences of any error of judgment (except for fraud, gross negligence or willful misconduct), and neither Agent nor any of its Representatives has a fiduciary relationship with any Lender by virtue of the Loan Papers (but nothing in this Agreement negates the obligation of Agent to account for funds received by it for the account of any Lender).

                  (b) Unless indemnified to its satisfaction, Agent may not be compelled to do any act under the Loan Papers or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Papers. If Agent requests instructions from Lenders, or Majority Lenders, as the case may be, with respect to any act or action in connection with any Loan Paper, Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Agent as a result of Agent's acting or refraining from acting under this Agreement in accordance with instructions of Majority Lenders, or, if unanimity is required, in accordance with instructions of all Lenders.

                  (c) Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender, (ii) the effectiveness, enforceability, genuineness, validity or due execution of any Loan Paper (other than by Agent), (iii) any representation, warranty, document, certificate, report or statement made therein (other than by Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Loan Paper, or (v) the observance of or compliance with any of the terms, covenants or conditions of any Loan Paper on the part of any Company. EACH LENDER AGREES TO INDEMNIFY AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S PRO RATA PART OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN PAPERS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN PAPERS IF AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, AGENT AND ITS REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         13.6 DEFAULT; COLLATERAL. If Agent receives notice of a Default from Borrower or any Lender, Agent shall notify Lenders of such Default and Lenders agree to promptly confer in order that Majority Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Unless and until Agent receives directions from Majority Lenders, Agent shall refrain from taking any action (without incurring any liability to any Person for so refraining), provided that, unless and until the Agent has received such directions, the Agent may, at its option, take such actions as it deems appropriate without the direction of the Majority Lenders in circumstances where the ability of Lenders to recover the Obligation may otherwise be materially impaired. In actions with respect to any property of Borrower, Agent is acting for the ratable benefit of each Lender. Agent shall hold, for the ratable benefit of all Lenders, any security it receives for the Obligation or any guaranty of the Obligation it receives upon or in lieu of foreclosure.

         13.7 LIMITATION OF LIABILITY. No Lender or any Participant will incur any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

         13.8 RELATIONSHIP OF LENDERS. The Loan Papers, and the documents delivered in connection therewith, do not create a partnership or joint venture among Agent and Lenders or among Lenders.

         13.9     COLLATERAL MATTERS.

                  (a) Each Lender authorizes and directs Agent to enter into the Security Documents for the ratable benefit of Lenders. Each Lender agrees that any action taken by Agent concerning any Collateral with the consent of, or at the request of, Majority Lenders in accordance with the provisions of this Agreement, the Security Documents or the other Loan Papers, and the exercise by Agent (with the consent of, or at the request of, Majority Lenders) of powers concerning the Collateral set forth in any Loan Paper, together with other reasonably incidental powers, shall be authorized and binding upon all Lenders.

                  (b) Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before a Default or Potential Default, to take any action with respect to any Collateral or Security Documents that may be necessary to perfect and maintain perfected the Lender Liens upon the Collateral granted by the Security Documents.

                  (c) Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for or protected.

                  (d) Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Security Documents as it normally and customarily exercises in respect of similar collateral and security documents.

                  (e) Lenders irrevocably authorize Agent, at its option and in its discretion, to release any Lender Lien upon any Collateral (i) upon full payment of the Obligation; (ii) constituting property being sold or disposed of as permitted under SECTION 9.10, if Agent determines that the property being sold or disposed is being sold or disposed in accordance with the requirements and limitations of SECTION 9.10 and Agent concurrently receives all mandatory prepayments with respect thereto, if any, in accordance with SECTION 9.10; (iii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time thereafter; (iv) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under this Agreement or is about to expire and that has not been, and is not intended by that Company to be, renewed; (v) consisting of an instrument evidencing Debt pledged to Agent (for the benefit of Lenders), if the Debt evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by Majority Lenders subject to SECTION 14.10(B)(VI). Upon request by Agent at any time, Lenders will confirm in writing Agent's authority to release particular types or items of Collateral under this
         SECTION 13.9(E).

         13.10 BENEFITS OF AGREEMENT. None of the provisions of this SECTION 13 inure to the benefit of any Company or any other Person other than Agent and Lenders; consequently, no Company or any other Person is entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of Agent or any Lender to comply with these provisions.

SECTION 14        MISCELLANEOUS.

         14.1 HEADINGS. The headings, captions and arrangements used in any of the Loan Papers are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of the Loan Papers, nor affect the meaning thereof.

         14.2 NONBUSINESS DAYS; TIME. Any payment or action that is due under any Loan Paper on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a LIBOR Rate Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day. Unless otherwise indicated, all time references (e.g., 10:00 a.m.) are to New York, New York time.

         14.3 COMMUNICATIONS. Unless otherwise specifically provided, whenever any Loan Paper requires or permits any consent, approval, notice, request, demand or other communication from one party to another, communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the appropriate telex number and the appropriate answerback is received, (b) if by telecopy, when transmitted to the appropriate telecopy number (and all communications sent by telecopy must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, certified mail, return receipt requested, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered. Until changed by notice pursuant to this Agreement, the address (and telecopy number) for each party to a Loan Paper is set forth on the attached SCHEDULE 1.

         14.4 FORM AND NUMBER OF DOCUMENTS. The form, substance, and number of counterparts of each writing to be furnished under this Agreement must be satisfactory to Agent and its counsel.

         14.5 EXCEPTIONS TO COVENANTS. Borrower may not and may not permit any Company to take or fail to take any action that is permitted as an exception to any of the covenants contained in any Loan Paper if that action or omission would result in the breach of any other covenant contained in any Loan Paper.

         14.6 SURVIVAL. All covenants, agreements, undertakings, representations and warranties made in any of the Loan Papers survive all closings under the Loan Papers and, except as otherwise indicated, are not affected by any investigation made by any party.

         14.7 GOVERNING LAW. Except as expressly provided in a Loan Paper, the Laws (other than conflict-of-laws provisions) of the State of New York and of the United States of America govern the Rights and duties of the parties to the Loan Papers and the validity, construction, enforcement and interpretation of the Loan Papers.

         14.8 INVALID PROVISIONS. Any provision in any Loan Paper held to be illegal, invalid or unenforceable is fully severable; the appropriate Loan Paper shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Agent, Lenders, and each Company party to the affected Loan Paper agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid and enforceable. However, if the provision held to be illegal, invalid or unenforceable is a material part of this Agreement, such invalid, illegal or unenforceable provision shall be, to the extent permitted by Law, replaced by a clause or provision judicially construed and interpreted to be as similar in substance and content to the original terms of such illegal, invalid or unenforceable clause or provision as the context thereof would reasonably allow, so that such clause or provision would thereafter be legal, valid and enforceable.

         14.9 VENUE; SERVICE OF PROCESS; JURY TRIAL. EACH PARTY TO ANY LOAN PAPER, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS (AND IN THE CASE OF BORROWER, FOR EACH OTHER COMPANY), (a) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK, (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS AND THE OBLIGATION BROUGHT IN DISTRICT COURTS OF NEW YORK, NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, (c) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE AFOREMENTIONED COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (d) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND-DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, (e) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN PAPER ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (f) IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN PAPER. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower (for itself and on behalf of each other Company) acknowledges that these waivers are a material inducement to Agent's and each Lender's agreement to enter into a business relationship, that Agent and each Lender has already relied on these waivers in entering into this Agreement, and that Agent and each Lender will continue to rely on each of these waivers in related future dealings. Borrower (for itself and on behalf of each other Company) further warrants and represents that it has reviewed these waivers with its legal counsel, and that it knowingly and voluntarily agrees to each waiver following consultation with legal counsel. THE WAIVERS IN THIS

SECTION 14.9 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, OR REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN PAPER. In the event of Litigation, this Agreement may be filed as a written consent to a trial by the court.

         14.10    AMENDMENTS, CONSENTS, CONFLICTS AND WAIVERS.

                  (a) Unless otherwise specifically provided, (i) this Agreement may be amended only by an instrument in writing executed by Borrower, Agent and Majority Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this Agreement, and (ii) the other Loan Papers may only be the subject of an amendment, modification or waiver that has been approved by Majority Lenders and Borrower.

                  (b) Any amendment, consent or waiver under this Agreement or any Loan Paper that purports to accomplish any of the following must be in writing and executed by Borrower and Agent and executed (or approved, as the case may be) by each Lender: (i) extend the due date or decrease the amount of any scheduled payment of the Obligation beyond the date specified in the Loan Papers; (ii) decrease any rate or amount of interest, fees or other sums payable to Agent or Lenders under this Agreement (except such reductions as are contemplated by this Agreement); (iii) change the definition of "APPLICABLE MARGIN," COMMITMENT USAGE," "COMMITTED SUM," "FACILITY A COMMITTED SUM," "FACILITY B COMMITTED SUM," "MAJORITY LENDERS," "MATURITY DATE," "TERM CONVERSION DATE", "FACILITY A MATURITY DATE," "FACILITY B MATURITY DATE," "TOTAL COMMITMENT USAGE" or "TOTAL COMMITMENT"; (iv) increase or decrease any one or more Lenders' Committed Sums except as provided in this Agreement; (v) except as permitted by SECTION 9.10, consent to the release of all or a material portion of the Collateral under the Security Documents; (vi) change the provisions of SECTION 13 to the detriment of any Lender; (vii) change any provision requiring ratable distributions to Lenders; (viii) subject any Lender to a greater obligation than expressly provided in this Agreement; or (ix) change this CLAUSE (B) or any other matter specifically requiring the consent of all Lenders under this Agreement.

                  (c) Any conflict or ambiguity between the terms and provisions of this Agreement and terms and provisions in any other Loan Paper is controlled by the terms and provisions of this Agreement.

                  (d) No course of dealing or any failure or delay by Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Agent or any Lender under this Agreement operates as a waiver thereof. A waiver must be in writing and signed by Agent and Lenders (or Majority Lenders, if permitted under this Agreement) to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         14.11 MULTIPLE COUNTERPARTS. Any Loan Paper may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of thereof, it shall not be necessary to produce or account for more than one counterpart. Each Lender need not execute the same counterpart of this Agreement so long as identical counterparts are executed by Borrower, each Lender, and Agent. This Agreement shall become effective when counterparts of this Agreement have been executed and delivered to Agent by each Lender, Agent and Borrower, or, in the case only of Lenders, when Agent has received telecopied, telexed or other evidence satisfactory to it that each Lender has executed and is delivering to Agent a counterpart of this Agreement.

         14.12    SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

                  (a) Each Loan Paper binds and inures to the benefit of the parties thereto, any intended beneficiary thereof, and each of their respective successors and permitted assigns. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation except as permitted by this SECTION 14.12.

                  (b) Subject to the provisions of this section and in accordance with applicable Law, any Lender may, in the ordinary course of its commercial banking business, at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation. The selling Lender shall remain a "Lender" under this Agreement (and the Participant shall not constitute a "Lender" under this Agreement) and its obligations under this Agreement shall remain unchanged. The selling Lender shall remain solely responsible for the performance of its obligations under the Loan Papers and shall remain the holder of its share of the Principal Debt for all purposes under this Agreement. Borrower and Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Loan Papers. Participants have no Rights under the Loan Papers, other than certain voting Rights as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation outstanding from time to time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification or waiver of any Loan Paper, except to the extent the amendment, modification or waiver extends the due date for payment of any principal, interest or fees due under the Loan Papers, reduces the interest rate or the amount of principal or fees applicable to the Obligation (except reductions contemplated by this Agreement), or releases a material portion of the Collateral, if any, for the Obligation (other than releases of collateral permitted by SECTION 13.9(E)). However, if a Participant is entitled to the benefits of SECTION 3 or a Lender grants Rights to its Participants to approve amendments to or waivers of the Loan Papers respecting the matters described in the previous sentence, then that Lender must include a voting mechanism in the relevant participation agreement whereby a majority of its portion of the Obligation (whether held by it or participated) shall control the vote for all of that Lender's portion of the Obligation. Except in the case of the sale of a participating interest to another Lender, the relevant participation agreement shall prohibit the Participant from transferring, pledging, assigning, selling participations in, or otherwise encumbering its portion of the Obligation.

                  (c) Subject to the provisions of this section, any Lender may at any time, in the ordinary course of its commercial banking business, (i) without the consent of Borrower or Agent, assign all or any part of its Rights and obligations under the Loan Papers to any of its Affiliates (each a "Purchaser") and (ii) if no Default exists, upon the prior written consent of Borrower and Agent (which will not be unreasonably withheld), assign to any other Person that is not a business competitor of any Company (each of which is also a "PURCHASER") a proportionate part (not less than the greater of (x) $5,000,000 or (y) its remaining balance, and an integral multiple of $1,000,000) of all or any part of its Rights and obligations under the Loan Papers; provided, however, that such assigning Lender must retain an obligation hereunder to fund at least $5,000,000 of the Facilities, unless otherwise agreed by the Borrower and Agent (such consent not to be unreasonably withheld). In each case, the Purchaser shall assume those Rights and obligations under an assignment agreement substantially in the form of the attached EXHIBIT G. Each assignment under this SECTION 14.12 (C) shall include a ratable interest in the assigning Lender's Rights and obligations under both Facility A and Facility B. Upon (i) delivery of an executed copy of the assignment agreement to Borrower and Agent and (ii) payment of a fee of $2,500 from the transferee to Agent, from and after the assignment's effective date (which shall be after the date of delivery), the Purchaser shall for all purposes be a Lender party to this Agreement and shall have all the Rights and obligations of a Lender under this Agreement to the same extent as if it were an original party to this Agreement with commitments as set forth in the assignment agreement, and the transferor Lender shall be released from its obligations under this Agreement to a corresponding extent, and, except as provided in the following sentence, no further consent or action by Borrower, Lenders or Agent shall be required. Upon the consummation of any transfer to a Purchaser under this CLAUSE (C), the then-existing SCHEDULE 1 shall automatically be deemed to reflect the name, address, and Committed Sum of such Purchaser, Agent shall deliver to Borrower and Lenders an amended SCHEDULE 1 reflecting those changes, Borrower shall execute and deliver to each of the transferor Lender and the Purchaser a Facility A Note and a Facility B Note in the face amount of its respective Committed Sum under Facility A and Facility B following transfer, and, upon receipt of its new Facility A Note and Facility B Note, the transferor Lender shall return to Borrower the Facility A Note and Facility B Note previously delivered to it under this

         Agreement. A Purchaser is subject to all the provisions in this section as if it were a Lender signatory to this Agreement as of the date of this Agreement.

                  (d) Any Lender may at any time, without the consent of Borrower or Agent, assign all or any part of its Rights under the Loan Papers to a Federal Reserve Bank without releasing the transferor Lender from its obligations thereunder.

                  (e) Notwithstanding any contrary provision in this Agreement, a Lender may not sell or participate any of its interests for a purchase price that, directly or indirectly, reflects a discount from face value, without first offering the sale or participation to the other Lenders on a Pro Rata basis (which must be accepted or rejected within five (5) Business Days after the offer).

         14.13 DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Each Company's obligations under the Loan Papers remain in full force and effect until the Total Commitment is terminated and the Obligation is paid in full (except for provisions under the Loan Papers which by their terms expressly survive payment of the Obligation and termination of the Loan Papers). If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower or any other obligor on the Obligation under any Loan Paper is rescinded or must be restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, the obligations of each Company under the Loan Papers with respect to that payment shall be reinstated as though the payment had been due but not made at that time.

         14.14 CONFIDENTIALITY. Borrower and Lenders agree to keep all information concerning the structure and documentation of this Agreement confidential, including without limitation all information of a confidential nature received by them from Borrower pursuant to this Agreement; provided, however, that such information may be disclosed: (a) to directors, officers, employees, agents, representatives or outside counsel of Borrower or of the Agent or any Lender or any Affiliate of any Lender; (b) to any auditor, government official or examiner; (c) pursuant to any subpoena or other order of any court or administrative agency or otherwise as may be required by applicable law, rule or regulation; (d) to any other Person if reasonably incidental to the administration of the credit facility provided herein; (e) in connection with any litigation to which such Lender or any of its Affiliates may be a party; (f) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Paper; (g) subject to provisions substantially similar to those contained in this SECTION 14.14 to any actual or proposed participant or assignee; or (h) to any assignee of or participant in, or prospective assignee of or participant in, any Lender's Borrowings or its Committed Sum or any part thereof under any credit agreement who, in each case set forth in CLAUSES (A) through (H), agrees in writing to be bound by the terms of this Section; and provided further, that no confidentiality obligation shall attach to any information which (1) is or becomes publicly known, through no wrongful act on the part of any Person who shall have received such information,
(2) is rightfully received by such Person from a third party, (3) is independently developed by such Person, or (4) is explicitly approved for release by Borrower.

         14.15 ENTIRETY. THIS AGREEMENT AND THE OTHER WRITTEN LOAN PAPERS (EACH AS AMENDED IN WRITING FROM TIME TO TIME) EXECUTED BY ANY COMPANY, ANY LENDER OR AGENT REPRESENT THE FINAL AGREEMENT AMONG THE COMPANIES, LENDERS AND AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED as of the day and year first mentioned.


                                MONRO MUFFLER BRAKE, INC.,
                                a New York corporation, as Borrower



                                By: /s/ Catherine D'Amico
                                    --------------------------------------------
                                        Catherine D'Amico, Senior Vice President
                                        And Chief Financial Officer


                                THE CHASE MANHATTAN BANK,
                                as Agent and a Lender



                                By: /s/ Philip M. Hendrix
                                    --------------------------------------------
                                        Philip M. Hendrix, Vice President


                                FLEET NATIONAL BANK,
                                as Syndication Agent and a Lender



                                By: /s/ Martin K. Birmingham
                                    --------------------------------------------
                                Name: Martin K. Birmingham
                                    --------------------------------------------
                                Title: Vice President
                                       -----------------------------------------


                                MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender



                                By: /s/ J. Theodore Smith
                                    --------------------------------------------
                                Name: J. Theodore Smith
                                      ------------------------------------------
                                Title: Vice President
                                       -----------------------------------------

                                  KEYBANK, NA,
                                  as a Lender



                                  By: /s/ Timothy Beers
                                      ------------------------------------------
                                  Name: Timothy Beers
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                  MARINE MIDLAND BANK,
                                  as a Lender



                                  By: /s/ Richard L. Ford
                                      ------------------------------------------
                                  Name: Richard L. Ford
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                  STATE STREET BANK & TRUST CO.,
                                  as a Lender



                                  By: /s/ David G. Case
                                      ------------------------------------------
                                  Name: David G. Case
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                  NATIONAL CITY BANK,
                                  as a Lender



                                  By: /s/ Joseph D. Robison
                                      ------------------------------------------
                                  Name: Joseph D. Robison
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                  USTRUST,
                                  as a Lender



                                  By: /s/ Daniel G. Eastman
                                      ------------------------------------------
                                  Name: Eastman, D. G.
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------